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                                                                   EXHIBIT 10.12

                          ON-SITE OUTSOURCING AGREEMENT

                                 by and between

                      FIDELITY INFORMATION SERVICES, INC.

                                       AND

                             INDEPENDENT BANK CORP.

                        Effective as of November 1, 2004

PLEASE NOTE: Portions of this contract, and its exhibits and attachments, have been omitted pursuant to a request for confidential treatment sent on March 4, 2005 to the Securities and Exchange Commission. The locations where material has been omitted are indicated by the following notation: "{****}". The entire contract, in unredacted form, has been filed separately with the Commission with the request for confidential treatment.
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                                TABLE OF CONTENTS

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1. PRODUCTS, THIRD-PARTY INTERFACES, RESOURCES, AND DATA PROCESSING SERVICES.....................................       2

      1.1 PRODUCTS, THIRD-PARTY INTERFACES, RESOURCES, AND DATA PROCESSING SERVICES..............................       2
      1.2 SOFTWARE DEVELOPMENT AND ENHANCEMENT SERVICES..........................................................       2

2. TERM..........................................................................................................       2

3. RESPONSIBILITIES OF THE PARTIES...............................................................................       3

      3.1 DATA CENTER COMPUTER EQUIPMENT.........................................................................       3
      3.2 TERMINALS/COMMUNICATIONS COST..........................................................................       4
      3.3 PROCESSING SCHEDULE....................................................................................       4
      3.4 CLIENT APPROVAL OF PROGRAM CHANGES.....................................................................       4
      3.5 CLIENT RESOURCES.......................................................................................       4
      3.6 REQUIRED CONSENTS......................................................................................       4
      3.7 DELIVERY...............................................................................................       4
      3.8 SUPPLIES AND FORMS.....................................................................................       4
      3.9 CLIENT'S INPUT DATA....................................................................................       5
      3.10 CLIENT'S RESPONSIBILITIES.............................................................................       5
      3.11 FIDELITY RESPONSIBILITIES.............................................................................       5
      3.12 SERVICE REQUEST ORDERS................................................................................       6

4. DATA PROCESSING PREMISES AND SECURITY.........................................................................       6

      4.1 DATA PROCESSING PREMISES...............................................................................       6
      4.2 SECURITY STANDARDS.....................................................................................       7

5. SOFTWARE......................................................................................................       7

      5.1 ADDITIONAL LICENSED PROGRAMS...........................................................................       8
      5.2 USER MANUALS...........................................................................................       8
      5.3 CLIENT-PROVIDED SOFT...................................................................................       8
      5.4 INSTALLATION OF NEW SYSTEMS AND SUBSYSTEMS.............................................................       8
      5.5 MODIFICATIONS REQUESTED BY CLIENT......................................................................       9
      5.6 REGULATORY REPORTING REQUIREMENTS......................................................................       9

6. EDUCATION.....................................................................................................       9

7. STAFFING; COMPUTER USE........................................................................................       9

      7.1 RESIDENT TECHNICAL STAFF...............................................................................       9
      7.2 SPECIAL COMPUTER USE...................................................................................      10

8. FORCE MAJEURE, TIME OF PERFORMANCE AND INCREASED COSTS AND ERROR CORRECTION...................................      10

9. TERMINATION...................................................................................................      11

      9.1 TERMINATION............................................................................................      11
      9.2 TERMINATION FOR CONVENIENCE BY CLIENT..................................................................      11
      9.3 TERMINATION UPON FIDELITY'S MATERIAL BREACH............................................................      12
      9.4 TERMINATION UPON CLIENT'S MATERIAL BREACH..............................................................      13
      9.5 DATA, SYSTEMS AND PROGRAMS.............................................................................      15
      9.6 DECONVERSION FEES AND CHARGES..........................................................................      15

10. TRANSITIONAL COOPERATION.....................................................................................      15
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
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      10.1 OFFER OF EMPLOYMENT ..................................................................................      15
      10.2 TRANSITION ...........................................................................................      15
      10.3 EQUIPMENT ............................................................................................      16
      10.4 ADDITIONAL SUPPORT ...................................................................................      16

11. BACKUP, STORAGE, FILES AND PROGRAMS .........................................................................      16

      11.1 FILES AND PROGRAMS ...................................................................................      16
      11.2 STORAGE ..............................................................................................      16
      11.3 DISASTER RECOVERY ....................................................................................      16

12. EFFECTIVE PLANNING AND COMMUNICATION ........................................................................      16

      12.1 STEERING COMMITTEE ...................................................................................      16
      12.2 AUDIT CONFERENCE .....................................................................................      17
      12.3 RELATIONSHIP MANAGEMENT ..............................................................................      17
      12.4 FORMAL DISPUTE RESOLUTION PROCEDURES .................................................................      18
      12.5 STRATEGIC PLANNING MEETINGS ..........................................................................      19

13. INTELLECTUAL PROPERTY RIGHTS ................................................................................      19

      13.1 OWNERSHIP OF CLIENT SOFTWARE .........................................................................      19
      13.2 OWNERSHIP OF FIDELITY SOFTWARE .......................................................................      19
      13.3 MODIFICATIONS TO FIDELITY SOFTWARE ...................................................................      19

14. PAYMENT AND BILLING .........................................................................................      20

15. NO INTERFERENCE WITH CONTRACTUAL RELATIONSHIP ...............................................................      20

16. NO WAIVER OF DEFAULT ........................................................................................      20

17. FEE ADJUSTMENTS RELATED TO MERGER OR ACQUISITION OR CHANGED SERVICES ........................................      20

      17.1 MERGER OR ACQUISITION ................................................................................      21
      17.2 INCREASES BASED ON CHANGES IN SERVICES ...............................................................      21

18. ASSIGNMENT ..................................................................................................      21

19. CONFIDENTIALITY .............................................................................................      21

      19.1 CONFIDENTIALITY OBLIGATION ...........................................................................      21
      19.2 NON-DISCLOSURE COVENANT ..............................................................................      21
      19.3 EXCEPTIONS ...........................................................................................      22
      19.4 CONFIDENTIALITY OF THIS AGREEMENT; PROTECTIVE ARRANGEMENTS ...........................................      22
      19.5 BANK'S RIGHT TO MONITOR AND AUDIT SERVICE PROVIDER ...................................................      23

20. GOVERNING LAW/FORUM SELECTION/ARBITRATION ...................................................................      23

      20.1 GOVERNING LAW/FORUM SELECTION ........................................................................      23
      20.2 ARBITRATION PROCEDURES ...............................................................................      23

21. TAXES .......................................................................................................      24

22. INDEPENDENT CONTRACTOR ......................................................................................      24

      22.1 CLIENT SUPERVISORY POWERS ............................................................................      24
      22.2 FIDELITY'S EMPLOYEES .................................................................................      25
      22.3 FIDELITY AS AN AGENT .................................................................................      25

23. CLIENT AND FIDELITY EMPLOYEES ...............................................................................      25

24. INTENTIONALLY OMITTED .......................................................................................      25
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
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25. NOTICES .....................................................................................................      25

26. COVENANT OF GOOD FAITH ......................................................................................      26

27. LIMITATION OF LIABILITY .....................................................................................      26

28. INDEMNIFICATION .............................................................................................      26

      28.1 PERSONAL INJURY AND PROPERTY DAMAGE ..................................................................      26
      28.2 INFRINGEMENT OF FIDELITY SOFTWARE OR FIDELITY-PROVIDED THIRD PARTY SOFTWARE ..........................      26
      28.3 INFRINGEMENTS OF CLIENT-PROVIDED SOFTWARE ............................................................      27

29. OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS .............................................................      28

      29.1 LICENSES AND PERMITS AND COMPLIANCE WITH LAWS ........................................................      28
      29.2 AUTHORIZATION AND EFFECT .............................................................................      28
      29.3 BUSINESS PRACTICES ...................................................................................      28
      29.4 FIDELITY SOFTWARE ....................................................................................      29
      29.5 CLIENT SOFTWARE ......................................................................................      29
      29.6 PROFESSIONAL AND WORKMANLIKE .........................................................................      29
      29.7 NO ADDITIONAL REPRESENTATIONS OR WARRANTIES ..........................................................      29

30. INSURANCE ...................................................................................................      29

31. ENTIRE AGREEMENT ............................................................................................      29

32. SECTION TITLES ..............................................................................................      29

33. COUNTERPARTS ................................................................................................      30

34. FINANCIAL STATEMENTS ........................................................................................      30

35. INTENTIONALLY OMITTED .......................................................................................      30

36. PUBLICITY ...................................................................................................      30

37. VENDOR MANAGEMENT ...........................................................................................      30

EXHIBITS

             A. Software Listing

             B. Software Development and Enhancements

             C. Fees and Charges

             D. Production Schedule

             E. Responsibilities of the Parties

             F. Intentionally Omitted

             G. Insurance

             H. Equipment Configuration

             I. License Terms and Conditions

             J. Internet Hosting

             K. DASH ATM/EFT Services

             L. Form of Statement of Work

ATTACHMENT 1
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                         ON-SITE OUTSOURCING AGREEMENT

                           PARTIES AND EFFECTIVE DATE

      This On-Site Outsourcing Agreement (the "Agreement") is dated and effective as of November 1, 2004 (hereinafter the "Effective Date"), by and between FIDELITY INFORMATION SERVICES, INC., an Arkansas corporation, with offices located at 601 South Lake Destiny Drive, Maitland, Florida 32751
(hereinafter "Fidelity") and INDEPENDENT BANK CORP., with offices located at 288
Union Street, Rockland, Massachusetts 02370 (hereinafter "Client"), primarily for the purposes of processing the data of the Client's wholly-owned bank subsidiary Rockland Trust Company ("RTC").

      The term "Client" shall also include, to the extent necessary to confer any of the rights and benefits associated with this Agreement, RTC, RTC's current subsidiaries RTC Securities Corp I, RTC Securities Corp. X, Taunton
Avenue, Inc., and the Rockland Trust Community Development LLC, and the Client's other current subsidiaries in addition to RTC, namely Independent Capital Trust
III and Independent Capital Trust IV (hereinafter collectively the
"Client-Affiliated Entities"). The term "Client-Affiliated Entities" shall also include any future wholly-owned subsidiaries of Client, subject to the provisions of Section 17 of this Agreement.

      While the Client-Affiliated Entities are entitled to any of the rights and benefits that the Client possesses under this Agreement, the Client-Affiliated
Entities shall bear no responsibility for any financial or other obligations, arising under this Agreement; provided, however, that Client and the Client-Affiliated Entities shall at all times be subject to the confidentiality obligations set forth in this Agreement. Client shall be solely responsible for any financial or other obligations arising from this Agreement.

                       AGREEMENT SUPERSEDES PRIOR CONTRACT

      Fidelity's predecessor in interest ALLTEL Information Services, Inc, and the Client are parties to an On-Site Outsourcing Agreement dated as of October
18,1999, which had been amended, in writing, eight times and which had a term that ends on May 31, 2005 (hereinafter collectively the "Prior Contract"). This
Agreement supersedes the Prior Contract, in its entirety, as of the Effective
Date.

                          TERMINATION OF PRIOR CONTRACT

      The parties, to the extent necessary to do so, agree that the Prior
Contract has been terminated by their mutual agreement and is null, void, and of no further legal effect as of the Effective Date, without any further rights or obligations, financial or otherwise, on the part of either party except with respect to those items expressly identified in the Prior Contract as surviving the termination of the Prior Contract and provided that Client shall pay all outstanding amounts due and payable to Fidelity pursuant to the Prior Contract.
The parties agree that, notwithstanding termination of the Prior Contract, the licenses granted to Client pursuant to the Prior Contract remain in effect and are carried forward to this Agreement without payment of

                                       1
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any additional license fees. All licensed Fidelity software products are listed in Exhibit A to this Agreement.

                                    AGREEMENT

      For good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1.    PRODUCTS, THIRD-PARTY INTERFACES, RESOURCES, AND DATA PROCESSING SERVICES.

      1.1 PRODUCTS, THIRD-PARTY INTERFACES, RESOURCES, AND DATA PROCESSING
SERVICES. Fidelity will provide to Client the Fidelity software products, third-party interfaces to and/or from the Fidelity software products, Fidelity resources, and the data processing services described in this Agreement and in the Exhibits and Attachments which are attached to, incorporated into, and made an integral part of this Agreement. The services provided by Fidelity to Client shall generally include, but not be limited to, the general management of Client's data processing, installation and enhancement of Fidelity-developed software systems, operation of software systems developed by Fidelity and third parties, programming, furnishing, maintaining and operating computer equipment, and providing information in various media forms (hereinafter collectively referred to as "Services"). As more particularly described in Section 5 below, Fidelity also grants to Client a license to use the Fidelity software products.
The specific Services, third-party interfaces and resources provided, the Fidelity software products licensed, and the applicable fees and charges, are described in more detail in this Agreement, its Exhibits, and Attachments.

      1.2 SOFTWARE DEVELOPMENT AND ENHANCEMENT SERVICES. Exhibit B to this
Agreement sets forth the description of software development and enhancement services that Fidelity will provide to Client pursuant to this Agreement. Unless expressly noted otherwise in Exhibit B, Fidelity will provide the software development and enhancement services described in Exhibit B to Client at no additional cost.

2.    TERM.

      This Agreement commences on the Effective Date and ends May 31, 2010 (the
"Term"), unless earlier terminated pursuant to Section 9. During the period between June 1, 2008 and September 1, 2008 (the "Extension Notice Period"),
Client shall have the option to extend the Term of this Agreement for an additional five (5)-year period, i.e., until May 31, 2015 (the "Extended Term").
Client shall have the right to exercise its option to extend the Term by giving written notice (the "Extension Notice") to Fidelity of Client's intention to do so. Client's timely delivery of the Extension Notice shall conclusively establish that this Agreement continues in effect through the end of the Extended Term. The pricing for the Extended Term shall be: (i) for core processing, the same fees as are in effect for core processing as of the date of the Extension Notice; and (ii) for services for which Client pays volume-based charges, the lower of Fidelity's then-current charges for such services or the fair market value for such services as of the date of the Extension Notice
("Fair Market Value"). If Client and Fidelity cannot mutually agree upon the Fair Market Value, Client and Fidelity will, within ninety (90) days of an

                                       2
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Extension Notice, complete binding arbitration to determine the Fair Market
Value which shall not, in any event, exceed Fidelity's then-current volume-based charges. Such extension of the Term will be memorialized in a written amendment to this Agreement. The last day of the Term (or the Extended Term, if applicable) shall be the "Expiration Date".

3.    RESPONSIBILITIES OF THE PARTIES.

      Fidelity and Client shall be responsible for the following.

      3.1 DATA CENTER COMPUTER EQUIPMENT. Except as otherwise expressly provided in this Agreement (see Exhibit E), Fidelity will supply {****} those CPUs, communications controllers, DASD equipment, tape/cartridge equipment, printers and other equipment as identified in Exhibit H and such other equipment as Fidelity may deem appropriate for its operation of the "Data
Center" (as that term is defined in Section 4.1).

            Fidelity and Client will evaluate hardware capacity on an annual basis. Any hardware upgrades will be mutually agreed upon, with agreement not to be unreasonably withheld by either party. Fidelity acknowledges and agrees that if Client has paid in full the purchase price for any hardware as of the expiration or earlier termination of this Agreement, then Client will be the owner of any such Client-purchased hardware ("Client Purchased Hardware") and will not be required to make any payment to Fidelity for Client Purchased
Hardware. {****}

            Fidelity agrees, warrants, and represents that the computer equipment to be supplied and installed at the Data Center, whether pursuant to this Section 3.1 or otherwise, shall be operated by Fidelity solely for the benefit for Client and to process Client's data as hereunder agreed, and will not be used to process any data for any third parties whatsoever. The processing of data by Fidelity for any third parties using the equipment provided for in this Agreement will be considered a default by Fidelity under the terms and conditions of this Agreement, subject to the remedies of termination described elsewhere in this Agreement. Nothing in this Section shall prevent Fidelity and Client from entering into a mutually agreed-upon "revenue-sharing agreement" for the processing of data for third parties; however, any such agreement shall be in writing and deemed to be an amendment to this Agreement.

            Fidelity shall indemnify and hold Client harmless from all risk of loss associated with the equipment identified in Exhibit H and any additional equipment owned or leased by Fidelity that Fidelity may add to the Data Center in the future (the "Equipment"). Fidelity, however, will satisfy its indemnity obligation with respect to the Equipment by maintaining the insurance coverage set forth in Exhibit G (or coverage that is substantially comparable to the coverage shown in Exhibit G) in full force and effect during the Term of this Agreement. Client will bear no risk of loss with respect to the Equipment, excepting only any loss resulting from Client's willful misconduct or gross negligence. Client shall have no obligation to insure the Equipment.

                                       3
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      3.2 TERMINALS/COMMUNICATIONS COST. Client will pay all costs of installing and utilizing communication or telephone lines, data sets, modems, ATMs, terminals, terminal communication control units and other equipment, as may be required for Client's on-line operations, testing and training. Fidelity will provide, at its expense, as applicable, the terminals and personal computers used by its personnel. Client will provide all personal computers used by its personnel, both hardware and software.

      3.3 PROCESSING SCHEDULE. Client shall provide input data and Fidelity will process and update Client's data in accordance with Exhibit D.

      3.4 CLIENT APPROVAL OF PROGRAM CHANGES. Functional changes to programs
(other than standard releases) used to process Client's data affecting input, output, control, audit, or accounting procedures of Client shall be made only with the express written approval of Client.

      3.5 CLIENT RESOURCES. During the Term, Client will provide the Client resources reasonably required for Fidelity to provide the Services. Exhibit E sets forth a non-exclusive list of the Client resources that Client is reasonably required to provide to Fidelity.

      3.6 REQUIRED CONSENTS. For the purposes of this Agreement, a "Required
Consent" shall mean permission for Fidelity to use those assets, services, and rights, if any, leased, contracted for, licensed, or owned by Client, Client software, and Client-provided third party software, if any, to be made available to Fidelity by Client to enable Fidelity to provide the Services.

            (a) COOPERATION. Client shall obtain all Required Consents. Upon
Client's request, Fidelity shall assist Client in obtaining the Required
Consents. Once each such Required Consent has been obtained, Client shall provide a copy of it to Fidelity. Until such time as the Required Consent has been obtained by Client, any right to use the affected Client resource shall not be deemed to have been transferred to Fidelity, and the parties shall cooperate with each other in achieving a reasonable alternative arrangement for the use of the affected Client resources.

            (b) COSTS. Any cost incurred by Fidelity at Client's request in obtaining a Required Consent shall be separately charged by Fidelity to Client as a pass-through expense. Upon request of Client, Fidelity will provide an estimate of such cost and submit to Client prior to incurring such cost.

      3.7 DELIVERY. Client, or its designee, is responsible to Fidelity for delivery of all input and output data to and from the Data Center. Fidelity is responsible for safekeeping Client's confidential documents while in Fidelity's possession in the Data Center.

      3.8 SUPPLIES AND FORMS. Fidelity will provide and install all magnetic tapes and tape cartridges which may be required to perform Fidelity's obligations under this Agreement. Client will provide all input and output forms, balance control forms, stock paper, system laser printer supplies, impact printer ribbons, and any forms which may be necessary for Fidelity to meet the

                                       4
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processing requirements of Client, as well as adequate storage space for those items. Fidelity will provide, at its own cost, its own internal forms and other internal ancillary supplies as may be required for Fidelity's internal requirements and in the ordinary course of Fidelity's business.

      3.9 CLIENT'S INPUT DATA. Client assumes all risk of loss and expenses of reconstruction of input data, except for loss caused by Fidelity's negligence.

      3.10 CLIENT'S RESPONSIBILITIES. If Client wishes to provide Fidelity with formal notice of any issue arising under this Agreement, Client will first notify Fidelity's On-Site Account Manager, in writing, of the issue (an "Issue
Notice"). Client shall date every Issue Notice and shall include in any Issue
Notice a reasonable level of detail sufficient to explain the issue presented and Client shall provide Fidelity with reasonable documentation for each issue logged to Fidelity with the Issue Notice.

      Fidelity shall promptly review and log every Issue Notice received and shall notify the Client, in writing, within ten (10) days if Fidelity needs additional information from the Client to explain or understand the issue presented (an "Additional Information Request"). If Fidelity does not timely deliver an Additional Information Request to Client, the Issue Notice will be deemed to be sufficiently detailed and logged in for a response by Fidelity as of the tenth (10th) day after the date of the Issue Notice.

      3.11 FIDELITY RESPONSIBILITIES. For purposes of this Section, a Software defect will be defined as any production problem where the Software does not function according to Fidelity's published documentation.

            (a) For purposes of this Section, "Priority 1" shall mean any Software defect where the system is down as a direct result of the defect and Client is prevented from performing activities critical to Client's day-to-day business. Fidelity will use all reasonable efforts to respond and coordinate with Client to develop temporary mitigating solutions within one (1) hour of being notified of an occurrence and will attempt to resolve all Priority 1 issues as soon as is reasonably possible and, in any event, within twenty-four
(24) hours of being notified.

            (b) For purposes of this Section, "Priority 2" shall mean any Software defect where there is a material effect on a high volume of Client's accounts or customers (e.g., any material effect in printed correspondence/disclosures, transaction posting, or accruals). Fidelity will use all reasonable efforts to respond and coordinate with Client to develop temporary mitigating solutions within eight (8) hours of being notified of an occurrence and will attempt to resolve all Priority 2 issues as soon as is reasonably possible and, in any event, within forty-eight (48) hours of being notified.

            (c) For purposes of this Section, "Priority 3" shall mean any Software defect causing Client excess increased costs or labor or where there is a minor effect on a small volume of Client's accounts or customers. Fidelity will use all reasonable efforts to respond and coordinate with Client to develop temporary mitigating solutions within thirty (30) days of the defect being identified. Fidelity will include a final mitigating solution for Priority 3 defects in the next release of the Software for which the development window has not been closed.

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      Fidelity will maintain a log of any open items defined in (a), (b) and
(c), above, and will meet with Client weekly to discuss the status of each item and the efforts being made to resolve them. The parties shall resolve any disputes which arise regarding Fidelity's satisfaction of its obligations under this Section by using the process set forth in Sections 12.4 and 20 of the
Agreement.

      3.12 SERVICE REQUEST ORDERS. After receiving a Service Request Order
("SRO") from Client, Fidelity will use all reasonable efforts to respond with a high-level estimate of the level of effort and cost of the project described in the SRO within two (2) weeks after receiving the SRO. If Fidelity determines that the requested project is large in scope, Fidelity will scope the project using a Statement of Work (as set forth in Exhibit L) and define the cost associated with the development project requested by Client. During the initial
Term (i.e., until May 31, 2010), Client shall pay Fidelity at the rate of $1,500.00 per day to scope the requested development project. The development projects described in Exhibits B-l and B-4 will be defined using this process.
If Client agrees in writing to have Fidelity proceed with any project described in a Scope Document prepared by Fidelity, the costs incurred by Client for the development of the Scope Document will be credited against the actual development and/or delivery cost for the project. After execution of an amendment to this Agreement documenting the particulars of the project, the credits to Client will be applied to amounts payable to Fidelity for the project as such amounts are invoiced to Client. After the end of the initial Term, the fee for scope development shall be Fidelity's then-current fee. If the SRO is a request for core application development, Fidelity will evaluate the project, but reserves the right to refuse the project if it is not in line with Fidelity's product strategy. If the SRO is a request for custom development, Client may use Resident Staff or Dedicated Resources to develop a response to the SRO. The use of the Resident Staff or Dedicated Resources in this way may have a negative impact on Fidelity's ability to perform its obligations under this Agreement. In this case, Fidelity will so notify Client and the parties will use all reasonable efforts to reach mutual agreement on the fulfillment of the SRO.

4.    DATA PROCESSING PREMISES AND SECURITY.

      4.1 DATA PROCESSING PREMISES. Client agrees to provide Fidelity with adequate premises, in good repair, to perform its responsibilities under this Agreement. Such premises shall be referred to herein as the "Data Center".
Without limiting the generality of the foregoing, Client agrees to supply water, sewer, heat, lights, telephone lines and equipment, air conditioning, electricity (including, if desired by Client, an uninterruptible power system, battery backup and backup generator capacity), janitorial services, office equipment and furniture, and parking spaces for Fidelity employees under the same conditions provided to employees of Client. Fidelity is not responsible to Client for any injury or damage to tangible personal property or persons which occurs in or around the Data Center unless caused by Fidelity's negligence or willful misconduct of Fidelity. Client will provide telephone instruments and telephone service for Fidelity to communicate with the employees of Client, and as may be reasonably required by Fidelity to operate the Data Center.

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      4.2 SECURITY STANDARDS. Fidelity has implemented and shall maintain appropriate administrative, technical and physical safeguards with respect to
Client's Proprietary Information. Further, Fidelity will adhere to such additional security measures with respect to Client's customer information as may reasonably be imposed by Client. If implementation and/or adherence to such additional security measures increases Fidelity's costs of operation, Client and
Fidelity will discuss and mutually agree upon an appropriate reimbursement for
Fidelity.

5.    SOFTWARE.

Only at the end of the initial Term specified in Section 2 above (i.e., May 31, 2010), and subject to the conditions listed below, Client shall have the right to acquire a perpetual license to use the Fidelity proprietary application systems listed under the heading "Base Processing Software" and the interfaces listed under the heading "Construction and/or Maintenance of the Following Third
Party Interfaces" in Exhibit A (collectively, the "Base Processing Software") for{****} If Client's asset size (excluding investments) as of May 31, 2010 is greater than $7 billion, the license fee payable by Client hereunder shall be computed based on Fidelity's then-current license fees for an institution with a similar asset size {****}

The maintenance fees for the Base Processing Software shall be Fidelity's then-current maintenance fees. Client shall exercise the right granted hereunder by delivering a written notice to Fidelity. {****} The granting of such license is conditioned upon the following: execution by both parties of Fidelity's then-current license and maintenance agreement for the Base Processing Software;
Client's payment of the license fees described above; Client's payment of the maintenance fee described above; and, Fidelity not having terminated this Agreement for Client's default. If the Term of the Agreement is extended pursuant to Section 2, Client may not invoke this clause during the Extended
Term.

      Client's license to use the Fidelity proprietary application systems listed in Exhibit A under the heading "Additional Licensed Software" (the
"Additional Licensed Software") shall be perpetual and shall become effective upon execution of this Agreement. The granting of this license for the Additional Licensed Software is subject to the license terms and conditions set forth in Exhibit I to this Agreement. Upon expiration or early termination of this Agreement by Client, Client's license to use the Additional Licensed
Software shall continue in full force and effect without payment of additional license fees provided that a current maintenance agreement is entered into by Client and that this Agreement has not been terminated by Fidelity for Client's breach.

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      The Base Processing Software and the Additional Licensed Software shall be referred to collectively as the "Software" in this Agreement.

      5.1 ADDITIONAL LICENSED PROGRAMS. The license contemplated by this Section
5 shall also apply to all Fidelity-developed program modifications or enhancements installed for Client's benefit pursuant to this Agreement. Fidelity will furnish Client, upon request, a current list of all Software developed and made generally available by Fidelity. Fidelity will give Client 180 days' notice prior to eliminating updates for a particular system version of any Fidelity-developed program.

      5.2 USER MANUALS. Prior to the installation of any item of Software, Fidelity will deliver to Client one copy of the applicable User Manuals on CD
ROM, and thereafter, one copy of standard updates thereto. Client is responsible for the initial personalization and for the maintenance, reproduction and distribution of User Manuals which maintenance, reproduction and distribution
Fidelity expressly authorizes hereunder; provided, however, that Fidelity hereby consents to the reproduction of User Manuals by Client solely for the internal use of Client in accordance with this Agreement. Client shall retain all Fidelity proprietary notices in any copies that Client makes. Client may order additional CD's at Fidelity's then-current fees.

      5.3 CLIENT-PROVIDED SOFTWARE. Fidelity will use all software acquired by Client from third parties or developed by Client ("Client-Provided Software") without the assistance of Fidelity exclusively to process Client's data.
Additional use of such Client-Provided Software by Fidelity shall require the written approval of Client. Fidelity reserves the right to review and/or test such Client-Provided Software, in advance of processing, to assure compatibility with Fidelity equipment and consistency with Fidelity's processing techniques.
Fidelity makes no warranties regarding the compatibility of the Client-Provided
Software acquired by Client or any Client software with Fidelity's equipment or with Fidelity's processing techniques. At Client's expense, Client shall provide
Internet access for the Resident Staff and any non-Fidelity standard PC software licenses that Fidelity personnel are required to use in order to provide the Services to Client. The "Resident Staff (as the term is defined below) will provide operational Services (excluding support and maintenance) with respect to such Client-Provided Software. Client shall have the right to purchase maintenance contracts for such Client-Provided Software in its discretion.
Client represents and warrants to Fidelity that Client has the right to furnish the Client-Provided Software, documentation and other materials furnished to be used by Fidelity here under are free of all liens, claims, encumbrances and other restrictions. Client will indemnify Fidelity and hold Fidelity harmless from any loss, claim, damage or expense, including reasonable attorneys' fees, resulting from any action brought or claim made by any third party claiming superior title or right to protection of proprietary information in respect of any Client-Provided Software.

      5.4 INSTALLATION OF NEW SYSTEMS AND SUBSYSTEMS. Fidelity will install regulatory changes, updates, new systems and subsystems using the Resident
Staff. Fidelity will present to Client the features of and estimated hours required to install such systems or subsystems.

                                       8

      5.5 MODIFICATIONS REQUESTED BY CLIENT. If requested by Client, Fidelity agrees to modify the Fidelity-developed programs installed for Client by Fidelity. Resident Staff will implement such Client-authorized modifications.

      5.6 REGULATORY REPORTING REQUIREMENTS. During the Term, for no additional fee, Fidelity agrees to modify those Fidelity-developed programs installed for Client so that such programs will comply with the mandatory data processing output requirements specified by federal regulatory authorities applicable to assist Client in achieving compliance. Resident Staff will provide program modifications necessary to meet state and local regulatory requirements at Client's request. Client acknowledges and agrees that certain state or local regulatory changes may require modifications to the Base Processing Software that cannot be made by Resident Staff. In these situations, the SRO procedures described above will be utilized to determine the scope of work required to make such modifications. By mutual agreement of the parties, Dedicated Resources may be used to make the modifications or Client will fund such modifications. Client agrees to make Fidelity aware of any local or state regulatory requirements not included in the requirements established by federal regulatory authorities.

6.    EDUCATION.

      During the initial Term of this Agreement (i.e., until May 31, 2005), Fidelity will provide training to Client on new releases of the Software using a remote electronic training method up to five (5) times for each full release of the Base Processing Software; provided, however, that Client must use the training for any particular release no later than ninety (90) days after general availability of such release. Fidelity will make available to Client personnel, its standard application software training courses, which are generally held in Maitland, Florida. Client personnel may attend such courses, and any other standard courses generally offered by Fidelity to its other customers, upon payment of Fidelity's then-current published course fee (except as set forth in Section 1.1 (d) of Exhibit C), subject to normal space availability requirements and compliance with Fidelity's standard registration and enrollment deadlines and procedures. Client will pay all travel and lodging expenses of its personnel while attending Fidelity courses.

 7.      STAFFING; COMPUTER USE.

         7.1 RESIDENT TECHNICAL STAFF. Fidelity will provide the staffing level of technical and analyst personnel set forth in Section 5 of Exhibit C (the "Resident Staff"). Client and Fidelity will mutually agree on the Resident Staff. Subject to a reasonable time for replacements in the event of resignations or terminations, Fidelity will maintain such staffing levels throughout the Term. If Resident Staff is reduced for any period over 60 days, the monthly fee will be reduced on a per diem basis. Duties of the Resident Staff shall consist of installing the Software listed in Exhibit A, installing program updates, installing new systems and subsystems, programming resulting from regulatory changes, user interface, communication and customer service, systems programming, attending education classes, Client meetings and research meetings. Client-requested program modifications and general programming duties will be provided by either Dedicated Resources or non-resident Fidelity personnel, at Fidelity's then-current rates, if the Resident Staff is unable to perform such duties.

            (a) Project Control - The Resident Staff will monitor any Client-requested projects, and Fidelity will provide Client with status updates on at least a twice a month basis.

            (b) Priorities - Client shall have the right to establish all programming and project priorities for the Resident Staff. However, changes in priorities which require reassignment of the Resident Staff to other responsibilities may result in an increase of the time required by Fidelity to complete certain tasks hereunder.

            (c) Resource Change Procedure - At Client's written request, Fidelity will increase (when and as resources are available) or decrease the Resident Staff, in accordance with the procedures described in Section 5 of Exhibit C.

            (d) Temporary Non-Resident Personnel - If Client does not wish to re-order priorities to permit the Resident Staff to perform additional services, or to direct Fidelity to increase the Resident Staff, Client may request Fidelity to provide additional non-resident personnel on a temporary basis and Fidelity will provide such non-resident personnel on an as-available basis. Fidelity will promptly respond with a quotation for such non-resident personnel in accordance with Section 6 of Exhibit C. If Client wishes to utilize the Fidelity personnel services quoted, Client will notify Fidelity in writing, authorizing Fidelity to provide such services.

      7.2 SPECIAL EQUIPMENT USE. Client may use any Fidelity equipment which is available in the Data Center, without additional charge, for the exclusive purpose of performing non-repetitive services or for use by Client with regard to audit or other customary and routine audit examination functions, provided that the use of Fidelity's equipment does not materially interfere with Fidelity's responsibilities under this Agreement. If any overtime will be incurred by computer operators in connection with any such use of Fidelity's equipment, Fidelity will notify Client in advance and the parties will mutually agree on how any such overtime charges will be paid.

8.    FORCE MAJEURE, TIME OF PERFORMANCE AND INCREASED COSTS AND ERROR
      CORRECTION.

      8.1 Neither party shall be held liable for any delay or failure in performance of all or a portion of the Services of any part of this Agreement from any cause beyond its reasonable control and without its fault or negligence, including, but not limited to, acts of God, acts of civil or military authority, government regulations, government agencies, delay or failure to receive any required government approvals, embargoes, epidemics, war, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, power blackouts affecting facilities unusually severe weather conditions, (the "Affected Performance"). Upon the occurrence of a condition described in this Section 8.1, the party whose performance is affected shall give written notice to the other party describing the Affected Performance, and the parties shall promptly confer, in good faith, to agree upon equitable, reasonable action to minimize the impact, on both parties, of such condition, including, without limitation, implementing the disaster recovery services. The parties agree that the party whose performance is affected shall use commercially reasonable efforts to minimize the delay caused by the force majeure events and recommence the Affected Performance. In the event the delay caused by the force majeure event lasts for a period of more than 30 days, the parties shall negotiate an equitable modification to this Agreement with respect to the Affected Performance. If the parties are unable to agree upon an equitable modification within 15 days after such 30-day period has expired, then either party shall be entitled to serve 30 days' notice of termination on the other party with respect to only such Affected Performance. If the Affected Performance is continuing upon the expiration of such 30-day notice period the portion of this Agreement relating to the Affected Performance shall automatically terminate. The remaining portion of the Agreement that does not involve the Affected Performance shall continue in full force and effect. In such event Fidelity shall be entitled to be paid for that portion of the Affected Performance for which it has completed or is in the process of completing through the termination date.

      8.2 The parties agree that timely and accurate submission of input and output is essential to satisfactory performance under this Agreement. Fidelity's time of performance shall be enlarged and its failure to perform shall be excused, if and to the extent reasonably necessary, in the event that: (a) Client fails to submit input data in the prescribed form or in accordance with the schedules set forth in Exhibit D, (b) an act of God, malfunction of any equipment or other cause beyond the control of Fidelity prevents timely data processing hereunder, (c) special requests by Client or any governmental agency authorized to regulate or supervise Client impact Fidelity's normal processing schedule; or (d) if Client fails to provide any equipment, software, premises or performance required of it under this Agreement and the same is necessary for Fidelity's performance hereunder (each hereinafter a "Performance Delay Event"). If there is a Performance Delay Event, Fidelity will promptly notify Client of the estimated impact of the Performance Delay Event on its processing schedule, if any.

      8.3 In the event of an error in processing Client's data, Fidelity promptly will correct it. Fidelity shall correct any errors without charge to Client unless the error was caused by the intentional act or gross negligence of Client. Client carefully will review and inspect all reports prepared by Fidelity, to balance promptly to the appropriate control totals and within a reasonable time after any error or out-of-balance control totals should be detectable. Client agrees to promptly notify Fidelity of any erroneous processing. If Client fails to so notify Fidelity, Client shall be deemed to have waived its rights in respect of such error and to have assumed all risks in respect thereof.

9.    TERMINATION.

      9.1 TERMINATION. This Agreement, except as otherwise provided in Section 9, will continue in effect until the Expiration Date. This Agreement, including all Exhibits, may be terminated by the permitted party giving written notice to the other party in accordance with Section 25 and the applicable provisions of this Section.

      9.2 TERMINATION FOR CONVENIENCE BY CLIENT. At any point after May 31, 2006, Client may terminate this Agreement, in its sole and absolute discretion, for convenience in accordance with the terms and conditions of this Section 9.2 (hereinafter, a "Termination for Convenience"). In order to exercise its right of Termination for Convenience, Client shall: (i) give written notice to Fidelity which shall specify an effective date of the Termination for Convenience (the "Termination for Convenience Date"), which shall not be earlier than January

1, 2007 and not later than three hundred and sixty-five (365) days after the date that Fidelity receives the notice, (ii) not be in material breach of this Agreement at the time it gives the Termination for Convenience notice, (iii) pay the "Buyout Amount" (as defined below) to Fidelity no later than thirty (30) days prior to the Termination for Convenience Date; and (iv) continue to pay Fidelity all amounts due under this Agreement from the date of its Termination for Convenience notice through and including the Termination for Convenience Date.

{****}

      Fidelity shall accept the Buyout Amount as the full and final amount due from Client for the remainder of the initial Term, and provided that Client has made all payments for Services to Fidelity up to and including the Termination for Convenience Date, Client shall have no additional financial obligation to Fidelity above and beyond the Buyout Amount.{****}

      If the Term of the Agreement is extended pursuant to Section 2, Client may not invoke this clause during any Extended Term.

      9.3 TERMINATION UPON FIDELITY'S MATERIAL BREACH. Client's right to terminate this Agreement in accordance with this Section 9.3 shall be separate from and in addition to Client's right to terminate this Agreement as defined and set forth in Section 9.2. If there is a material breach by Fidelity of any provision of this Agreement, Client shall give Fidelity written notice, and:

          (a) If such breach is for Fidelity's breach of its confidentiality obligations under Section 19, which, in the reasonable judgment of Client, materially and adversely affects Client, Fidelity shall cure the breach within 15 days after such notice. If Fidelity does not cure such breach by such date, or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within 15 days, Client may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Fidelity (the "Client Termination Election Date").{****}

Client shall have no additional financial obligation to Fidelity after the Termination Election Date provided that Client has made all payments to Fidelity for Services provided by Fidelity up to and including the Client Termination Election Date.

            (b) If such breach is for any other failure by Fidelity to perform in accordance with this Agreement which, in the reasonable judgment of Client, materially and adversely affects Client, Fidelity shall cure such breach within 60 days after the date of such notice. If Fidelity does not cure such breach within such period, or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within 90 days, then Client may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Fidelity which date shall constitute the Client Termination Election Date.{****}

            (c) During the initial Term only, Client shall also have the right to terminate this Agreement if Fidelity does not either completely resolve all of the outstanding issues identified on Exhibit B-2 on or before December 31, 2005 or if Fidelity does not completely resolve all of the outstanding issues on Exhibit B-3 on or before March 31, 2006 (a "Termination For Nonperformance"). In order to exercise its right of Termination For Nonperformance, Client shall give written notice to Fidelity which shall specify an effective date of the Termination For Nonperformance (the "Nonperformance Termination Date"), which shall not be less than one hundred eighty (180) days and not more than three hundred and sixty-five (365) days after the date that Fidelity receives the notice. Client's right to terminate this Agreement is Client's sole and exclusive remedy in the case of a Termination for Nonperformance. Client shall continue to pay Fidelity all amounts due under this Agreement from the date of its Termination For Nonperformance notice through and including the Nonperformance Termination Date. Provided that Client makes such payments, Client shall have no additional financial obligation to Fidelity after the Nonperformance Termination Date. In the event of a Termination For Nonperformance, however, Client will pay Deconversion Fees.

            {****}
            (e) The failure of Client to exercise any right to elect to terminate this Agreement shall not constitute a waiver of the rights granted herein with respect to any subsequent default.

      9.4 TERMINATION UPON CLIENT'S MATERIAL BREACH. In the event of the material breach by Client of any provision of this Agreement, Fidelity shall give Client written notice, and:

            (a) If such breach is for Client's breach of its confidentiality obligations under Section 19 which, in the reasonable judgment of Fidelity, materially and adversely affects Fidelity, Client shall cure the breach within 15 days after such notice. If Client does not cure such breach by such date, or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within 15 days, Fidelity may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Client (the "Fidelity Termination Election Date"). In such case, within 30 days after the Fidelity Termination Election Date, Client shall pay Fidelity's direct out-of-pocket damages, actually incurred.

            (b) If such breach is for Client's non-payment of amounts due under this Agreement, Client shall cure the breach within 30 days after such notice. If Client does not cure such breach by such date, Fidelity may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Client, which shall constitute the Fidelity Termination Election Date. In such case, within 30 days after the Fidelity Termination Election Date, Client shall pay Fidelity the Fidelity Damages (as such term is defined below). Client's payment of or agreement to pay interest on any amount past due shall in no way limit or prohibit Fidelity's right to terminate this Agreement in accordance with this Section.

            (c) If such breach is for any other failure by Client to perform in accordance with this Agreement which, in the reasonable judgment of Fidelity, materially and adversely affects Fidelity, Fidelity may give notice of the breach and Client shall cure such breach within 90 days after the date of such notice. If Client does not cure such breach within such period or is not working diligently in good faith to cure such breach in cases where a breach cannot reasonably be expected to be cured within 90 days, then Fidelity may, at its sole option, elect to terminate this Agreement by giving written notice of such election to Client which date shall constitute the Fidelity Termination Election Date. In such case, within 30 days after the Fidelity Termination Election Date, Client shall pay Fidelity the Fidelity Damages (as such term is defined below).

{****}

(iii) an amount equal to reasonable travel expenses, relocation and severance expenses (in accordance with Fidelity's then-current policy), and incentive payments, including, without limitation, stay bonuses (if any), (iv) the then net book value of all software and hardware acquired by Fidelity on Client's behalf during the Term, and (v) an amount equal to any other shut-down expenses, including, without limitation, relating to canceling leases, licenses, and subcontractors (collectively, the "Fidelity Damages").

          (e) The failure of Fidelity to exercise any right to elect to terminate this Agreement shall not constitute a waiver of the rights granted herein with respect to any subsequent default.

      9.5 DATA, SYSTEMS AND PROGRAMS. If this Agreement expires, or if Client terminates by virtue of Fidelity's default, upon Client's request, Fidelity agrees to provide to Client copies of Client's data files, records and programs on magnetic media. Client's continued use of any Software shall be subject to the license terms set forth in Exhibit I.

      9.6 DECONVERSION FEES AND CHARGES. Except in the case of a Termination for Convenience by Client as described in Section 9.2 or in the case of Fidelity's material breach of this Agreement as described in Section 9.3, Client shall also pay reasonable deconversion fees described below to Fidelity at the Expiration Date or earlier termination of this Agreement in accordance with this Section 9. "Deconversion Fees" {****} The Deconversion Fees include, without limitation, relocation expenses for Resident Staff consistent with Fidelity's then-existing policy, travel and severance expense; incentive payments (stay bonuses) to provide for continued services of Fidelity employees through the Expiration Date or Early Termination Date; an amount equal to any remaining book value of any equipment and unamortized software used to provide the Services; and, any expenses incurred in canceling leases, licenses, subcontractor or similar agreements. Fidelity shall use its reasonable best efforts to minimize the Deconversion Fees. Client shall pay only Deconversion Fees actually incurred by Fidelity and only to the extent that Fidelity has not redeployed given resources.

10.   TRANSITIONAL COOPERATION.

      After notice of termination and prior to the Termination Date, or for six months prior to the Expiration Date, Fidelity agrees that:

{****}
      10.2 TRANSITION. Provided that Fidelity has not terminated this Agreement for a Client default, Fidelity will give its cooperation and support to Client to transition to whatever method of computer processing Client may select. Assistance in addition to the Resident Staff shall be provided at Fidelity's then-current rates for such additional resources, and when and if such resources are available.

      10.3 EQUIPMENT. If Client wishes to utilize equipment owned or leased by Fidelity and installed in the Data Center after the termination or expiration of the Agreement, Fidelity will not withdraw any such equipment without first offering to Client, on a right of first refusal basis, the right to purchase, or sublease such equipment. With respect to equipment leased by Fidelity, Fidelity will allow (if and to the extent permitted by the underlying lease) Client to sublease such equipment from Fidelity on the exact terms, conditions and costs of the lease then in effect. In addition, upon the termination or expiration of this Agreement, as the case may be, Client may purchase all but not less than all of the equipment owned by Fidelity and used in the Data Center, at a price equal to the sum of such equipment's net book value or market value, whichever is greater. Such equipment will not be depreciated over more than a five-year period. The initial equipment configuration is shown in Exhibit H. Such offer will be made by Fidelity at least 90 days, and be accepted or rejected by Client at least 60 days, prior to the termination or expiration of this Agreement. Client may, at its option, negotiate directly with any of the owners of any leased equipment, to establish its direct contractual relationship for any such equipment, and Client agrees to act promptly in this regard. Fidelity acknowledges and agrees that if Client has paid in full the purchase price for any hardware as of the expiration or earlier termination of this Agreement, then Client will be the owner of such Client-purchased hardware and will not be required to make any payment to Fidelity for such hardware.

      10.4 ADDITIONAL SUPPORT. Client shall have the option, exercisable within 90 days of delivery of a termination notice by either party, to request up to 90 days of additional technical support from Fidelity subsequent to the applicable termination date. Client will pay for such support at Fidelity's then-current hourly rates.

11.   BACKUP, STORAGE, FILES AND PROGRAMS.

      11.1 FILES AND PROGRAMS. Fidelity agrees to provide and maintain adequate backup files on magnetic media of Client data and all programs utilized to process Client's data.

      11.2 STORAGE. Client agrees to provide off-site storage for backup data files and programs. Client agrees to pick up the backup data files and programs from the Data Center, deliver them to its off-site storage location, store them, and return them to the Data Center pursuant to mutually agreed upon procedures and schedules. Fidelity shall provide Client with a quarterly listing of the names of data files and programs for verification of the items in storage. Client is solely responsible for the physical security of such files and programs while not in Fidelity's possession. Fidelity further agrees to assist Client in developing a written retention schedule for backup data files and programs.

      11.3 DISASTER RECOVERY. At Client's request, Fidelity will provide disaster recovery services to Client in accordance with terms and conditions mutually agreed upon. The addition of disaster recovery services will be addressed in an amendment to this Agreement.

12.   EFFECTIVE PLANNING AND COMMUNICATION.

      12.1 STEERING COMMITTEE. Fidelity and Client agree that effective planning and communication are necessary to provide overall direction for Client's data processing, and that each will work to promote a free and open exchange of information among Fidelity personnel, Client senior and executive management and Client user departments. Members of Fidelity's Data Center management team and the Resident Staff may participate actively with Client's management and users in making and implementing day-to-day plans for Client's data processing. In addition, a joint information technology planning committee will be established to facilitate such planning and to encourage a periodic review of priorities and long-term objectives. Fidelity's Account Manager shall be a non-voting member of such committee. In addition, if requested by Client, Fidelity's Account Manager will serve as chairman of the information technology planning committee, and will solicit input from the other members for appropriate agenda items. Fidelity will maintain and distribute copies of minutes of meetings of the information technology planning committee. Client personnel who shall be members of such committee shall include such senior management personnel as Client deems appropriate from time to time. The information technology planning committee shall meet regularly (initially, once per month). Nothing herein is to be construed to prevent or preclude the Client from meeting to address routine operating issues which may not be part of the agenda for the planning committee.

      12.2 AUDIT CONFERENCE. Fidelity will cooperate fully with Client or its designee in connection with Client's audit functions or with regard to examinations by regulatory authorities as such audit or examination relates to the Services. Client acknowledges that Fidelity is not responsible for providing audit services or for auditing Client's records or data. Following any such audit or examination, Client will conduct (in the case of an internal audit), or instruct its external auditors or examiners to conduct an exit conference with Fidelity and, at such time, and as soon as available thereafter, to provide Fidelity with a copy of the applicable portions of each report regarding Fidelity or Fidelity's Services (whether draft or final) prepared as a result of such audit or examination. Client also agrees to provide and to instruct its external auditors to provide Fidelity, a copy of the portions of each written report containing comments concerning Fidelity or the Services performed by Fidelity pursuant to this Agreement. Client agrees that any audit or examination shall be conducted in a manner which does not unreasonably delay, disrupt or interfere with Fidelity's delivery of the Services to Client or the delivery by Fidelity of services to its other customers. Furthermore, Client shall reimburse any reasonable costs incurred by Fidelity as a result of Fidelity's cooperation with Client's auditors or examiners, and Fidelity shall notify Client as soon as reasonably possible if Fidelity anticipates incurring any additional costs due to cooperation with auditors or examiners.

      12.3 RELATIONSHIP MANAGEMENT. In furtherance of the relationship established by this Agreement and the objectives of this Section 12, the parties shall each appoint one or more relationship managers (each a "Manager") to oversee and supervise their relationship under this Agreement. The parties may change the person appointed as their Manager(s) at any time, upon written notice to the other party. Fidelity appoints the On-Site Account Manager and Director of Outsourcing - East as its Managers and Client appoints its Edward F. Jankowski, Director of Technology and Operations, as its Manager. The Managers will speak on a regular and frequent basis. The Managers will, during the first year of the Term, meet at Client's facilities on at least a monthly basis and, during the remainder of the Term, meet at Client's facilities no less than once every quarter, unless the Managers for both parties agree a meeting is not necessary. The purpose of conversations and meetings will be to discuss and identify any potential sources of misunderstanding that may have arisen with respect to this Agreement and the relationship between the parties.

      In the event that any problems are identified, the Managers will attempt to resolve any issues together. At such time as both Managers agree that a problem has not been resolved and may lead to a dispute, the Managers will advise their respective managements and arrange a meeting between appropriate representatives of each party for the purpose of attempting to resolve the issue. If any such informal attempts to resolve the dispute prove to be unsuccessful, the parties may resort to the formal Dispute Resolution Procedure set forth below in the Section 12.4 of this Agreement.

      Once any problem has been resolved, the Managers will prepare a joint written report and submit the report to their Management with a clear explanation of the problem, as well as the resolution.

      12.4 FORMAL DISPUTE RESOLUTION PROCEDURES. In the event a formal dispute arises between Fidelity and Client with respect to the terms and conditions of this Agreement, or any subject matter governed by this Agreement, other than disputes regarding a party's compliance with the provisions of Section 19, the parties shall, prior to terminating this Agreement, attempt in good faith to resolve any such dispute as set forth in this Section.

            (a) CLAIMS PROCEDURES. If any party shall have any dispute with respect to the terms and conditions of this Agreement, or any subject matter referred to in or governed by this Agreement, that party through its Manager shall provide written notification to the Manager of other party in the form of a claim identifying the issue or amount disputed and including a detailed reason for the claim. The party against whom the claim is made shall respond, in writing, to the claim within 14 days from the date of receipt of the claim document. The party filing the claim shall have an additional 14 days after the receipt of the response to either accept the resolution offered by the other party or may, at its option and its sole and absolute discretion, choose to request implementation of the procedures set forth below (the "Escalation Procedures").

            (b) ESCALATION PROCEDURES. If the negotiations conducted pursuant to the Claims Procedures set forth above do not lead to resolution of the underlying dispute or claim to the satisfaction of the party that made the claim, then that party may, at its option and in its sole and absolute discretion, notify the other in writing that it desires to elevate the dispute or claim to a higher level of authority within Fidelity's organization and within Client's organization for resolution. Upon receipt by the other party of such written notice, the dispute or claim shall be so elevated and such higher level authorities shall negotiate in good faith and each use their reasonable best efforts to resolve the dispute or claim. The location, format, frequency, duration and conclusion of these elevated discussions shall be left to the discretion of the representatives involved. Upon agreement, the representatives may utilize other alternative dispute resolution procedures to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement which shall not be admissible in any subsequent proceedings between the parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations may, if otherwise admissible, be admitted in evidence in such subsequent proceeding.

      12.5 STRATEGIC PLANNING MEETINGS. Fidelity and Client executive management shall meet once a year at a mutually agreed upon time and at a mutually agreed upon location to discuss strategic initiatives being undertaken by each party.

13.   INTELLECTUAL PROPERTY RIGHTS.

      13.1 OWNERSHIP OF CLIENT SOFTWARE. As of the Effective Date, and at all times thereafter, Client (or Client's suppliers, as the case may be) shall be the sole and exclusive owner of all rights, title, and interest in and to the Client-Provided Software, including, without limitation, all intellectual property and other rights with respect to the Client-Provided Software.

      13.2 OWNERSHIP OF FIDELITY SOFTWARE. As of the Effective Date, and at all times hereafter, Fidelity shall be the sole and exclusive owner of all right, title, and interest in and to the Software, including, without limitation, all intellectual property and other rights with respect to the Software and the accompanying User Manuals and documentation. The parties acknowledge that this Agreement in no way limits or restricts Fidelity and Fidelity's affiliates from developing or marketing on their own or for any third party in the United States or any other country the Software, as from time to time constituted (including, but not limited to, any modification, enhancement, interface, upgrade, change and all software, source code, blueprints, diagrams, flow charts, specifications, functional descriptions or training materials relating thereto) without payment of any compensation to Client, or any notice to Client.

      13.3 MODIFICATIONS TO FIDELITY SOFTWARE. Any writing or work of authorship, regardless of medium, created or developed by Fidelity, Client, or any third party in the course of performing the Services under this Agreement and relating to the Software or any Fidelity- provided third party software, including, but not limited to, any software, source code, blueprints, diagrams, flow charts, specifications or functional descriptions, and any modifications, enhancements, and interfaces (individually an "Fidelity Work") shall not be deemed a "work for hire", but shall be owned solely and exclusively by Fidelity (except that no such writing or work of authorship relating to the Fidelity-provided third party software shall be an Fidelity Work if the license agreement governing the Fidelity-provided third party software prohibits the granting of such right). To the extent any Fidelity Work for any reason is determined not to be owned by Fidelity, Client hereby irrevocably assigns, transfers and conveys to Fidelity all of Client's right, title, and interest in such Fidelity Work, including, but not limited to, all rights of patent, copyright, trade secret, know-how, and or other proprietary and associated rights in such Fidelity Work. Client shall execute such documents and take such other actions as Fidelity may reasonably request to perfect Fidelity's ownership of any such Fidelity Work. Client agrees and acknowledges that Fidelity and Fidelity's affiliates shall have the right to undertake parallel efforts to develop, market and make available for itself or any third party, without the consent of or compensation to Client, any interfaces, modifications, upgrades, enhancements or changes to the Software or any Fidelity-provided third party software without regard to whether such interfaces, modifications, upgrades, enhancements or changes may be the same as, substantially similar to, or different from Fidelity Work, as long as such efforts are performed in accordance with Fidelity's obligations to Client under Section 19 hereof.

14.   PAYMENT AND BILLING.

      14.1 Client agrees to pay Fidelity for the Services as set forth in this Agreement, promptly upon receipt of invoices prepared and delivered to Client. All processing fees shall be payable on the first day of each month, for Services to be rendered during that month. Any pass- through costs or fees shall be reflected in the next monthly invoice. Laser printer usage fees, for the Fidelity printers in place on the Effective Date will be the responsibility of Fidelity. Laser printer usage fees for any new printers implemented after the Effective Date will be mutually agreed upon by the parties and memorialized in an amendment to this Agreement.

      14.2 Any amount not received by the later of the 30th day after Client's receipt of an invoice or the date payment is due, shall be subject to interest on the balance overdue at a rate equal to the lesser of: (i) the prime rate plus 2% per annum as announced from time to time by the Bank of America (Jacksonville, Florida main office) or its successor or (ii) 12%, in each case, for the number of days from the payment due date up to and including the date payment is actually made by Client (calculated on the basis of the actual days in the applicable calendar year).

      14.3 Should Client dispute in good faith all or any portion of the amount due on any invoice or require any adjustment to an invoiced amount, Client shall notify Fidelity in writing, prior to the due date of that invoice, of the nature and basis of the dispute and/or adjustment as soon as possible. The parties each shall use reasonable best efforts to resolve the dispute prior to the payment due date. If the parties, however, are unable to resolve the dispute prior to the payment due date, Client shall nevertheless pay any undisputed amounts to Fidelity by the due date.

15.   No INTERFERENCE WITH CONTRACTUAL RELATIONSHIP.

      Client warrants that, as of the Effective Date, it is not subject to any contractual obligation that would prevent Client from entering into this Agreement, and that Fidelity's offer to provide the Services in no way caused or induced Client to breach any contractual obligation.

16.   NO WAIVER OF DEFAULT.

      The failure of either party to exercise any right under this Agreement shall not constitute a waiver of the rights granted herein to that party.

17.   FEE ADJUSTMENTS RELATED TO MERGER OR ACQUISITION OR CHANGED SERVICES.

      Client may incur additional charges or the Services may require adjustment as a result of changes in Client's asset size through merger or acquisition of an entity that is operated as a separate, wholly-owned subsidiary of the Client and is not merged into RTC, or as a result of changes requested by Client.

      17.1 MERGER OR ACQUISITION. Upon written request by Client, Fidelity will process additional data resulting from any merger or acquisition involving Client; subject to Client's payment of additional fees as set forth in Section 3 of Exhibit C, and subject to mutual agreement on the fees, if any, applicable to related conversion and testing services.

      17.2 INCREASES BASED ON CHANGES IN SERVICES. In accordance with this Agreement, Client and Fidelity will meet regularly to assess hardware capacity requirements, staffing requirements, increases in volume-related services, changes in or additions to Client-Provided Software, and various requests for additional services as Client may make from time to time. Client acknowledges and agrees that changes in any of the above-listed items may result in Client incurring additional costs or in a change in the Services provided by Fidelity. Any such changes will be mutually agreed upon by Fidelity and Client prior to any of them being implemented.

18.   ASSIGNMENT.

      Neither party hereto shall assign, subcontract, or otherwise convey or delegate its rights or duties hereunder to any other party except as to Client for any of Client's 50% or more owned or controlled subsidiaries, companies, or its holding company, if any, without the prior written consent of the other party to this Agreement, which consent shall provide that it is subject to all the terms and conditions of this Agreement and in such case, such consent shall not be unreasonably withheld. No such consent shall be required in the event of a merger, consolidation, sale of substantially all of the assets, or any other change of control of either party hereto, in which event, this Agreement shall apply to, inure to the benefit of, and be binding upon the parties hereto and upon their respective successors in interest.

19.   CONFIDENTIALITY.

      19.1 CONFIDENTIALITY OBLIGATION. All information disclosed by Client or Fidelity to the other during the negotiations and the Term ("Proprietary Information") (a) shall be deemed the property of the disclosing party, (b) shall be used solely for the purposes of administering and otherwise implementing the terms of this Agreement and (c) shall be protected by the receiving party in accordance with the terms of this Section 19. "Proprietary Information" shall also include all "non-public personal information" as defined in Title V of the Gramm-Leach- Bliley Act (15 U.S.C. Section 6801, et seq.) and the implementing regulations and guidelines thereunder (collectively, the "GLB Act"), as the same may be amended from time to time, that Fidelity receives from or at the direction of Client and that concerns any of Client's "customers" and/or "consumers" (as defined in the GLB Act). The provisions of this Section 19 shall survive the expiration or termination of this Agreement.

      19.2 NON-DISCLOSURE COVENANT. Except as set forth in this Section, the parties agree that they shall not disclose any Proprietary Information of the other party, in whole or in part, including derivations, to any third party. If the parties agree to a specific nondisclosure period for a specific document, the disclosing party shall mark the document with that nondisclosure period. Proprietary Information shall be held in confidence by the receiving party and its employees, contractors, subcontractors, Affiliates, or agents and shall be disclosed to only those of the receiving party's employees, contractors, subcontractors, affiliates or agents who have a need for it in connection with the administration and implementation of this Agreement. The receiving party shall cause such contractors, subcontractors, affiliates, or agents to execute confidentiality agreements that contain terms which are consistent with this Section 19. Under no circumstances shall Client disclose the Software to, or use the Software on behalf of, a competitor of Fidelity.

      19.3 EXCEPTIONS. Proprietary Information shall not be deemed proprietary and the receiving party shall have no obligation with respect to any such information which:

            (a) is or becomes publicly known through no wrongful act, fault or negligence of the receiving party;

            (b) was rightfully known by the receiving party prior to disclosure and the receiving party was not under a duty of non-disclosure;

            (c) was disclosed to the receiving party by a third party who was free of obligations of confidentiality to the party providing the information;

            (d) is approved for release by written authorization of the disclosing party;

            (e) is publicly disclosed pursuant to a requirement or request of a governmental agency or disclosure is required by operation of law; or

            (f) is furnished to a third party by the disclosing party owning the Proprietary Information without a similar restriction on the third party's rights.

      The parties acknowledge that without in any way lessening the proprietary nature of a party's Proprietary Information, either party in accordance with the terms and conditions of this Agreement shall be free at any time to develop the same or similar Proprietary Information independently of disclosure by the transmitting party. Notwithstanding anything to the contrary contained herein, either party may disclose Confidential Information of the other pursuant to (1) a requirement or official request of a governmental agency, a court or administrative subpoena or order, or any applicable legislative or regulatory requirement; (2) in defense of any claim or cause of action asserted against such party or any of its affiliates, officers, directors, employees or agents;
(3) as otherwise permitted by the GLB Act; (4) as required by law or national stock exchange rule; or (5) as otherwise permitted under the Agreement.

19.4  CONFIDENTIALITY OF THIS AGREEMENT; PROTECTIVE ARRANGEMENTS.

      (a) The parties acknowledge that this Agreement contains confidential information that may be considered proprietary by one or both of the parties, and agree to limit distribution of this Agreement to those individuals with a need to know the contents of this Agreement. In no event may this Agreement be reproduced or copies shown to any third parties (exclusive of contractors, subcontractors and agents who have a need for it) without the prior written consent of the other party, except as may be necessary by reason of legal, accounting, tax or regulatory requirements, in which event Client and Fidelity agree to exercise reasonable diligence in limiting such disclosure to the minimum necessary under the particular circumstances. The parties further agree to seek commercial confidential status for this Agreement with any regulatory commission with which this Agreement must be filed, to the extent such a designation can be secured.

            (b) In addition, each party agrees to give notice to the other parties of any demands to disclose or provide Proprietary Information received from the other or any third party under lawful process prior to disclosing or furnishing Proprietary Information, and agrees to cooperate in seeking reasonable protective arrangements requested by the other party. In addition, any party may disclose or provide Proprietary Information of the other party requested by a government agency having jurisdiction over the party; provided that the party uses its reasonable best efforts to obtain protective arrangements satisfactory to the party owning the Proprietary Information. The party owning the Proprietary Information may not unreasonably withhold approval of protective arrangements.

{****}

20.   GOVERNING LAW/FORUM SELECTION/ARBITRATION.

      20.1 GOVERNING LAW/FORUM SELECTION. This Agreement shall be interpreted, construed, governed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

      20.2 ARBITRATION PROCEDURES. Any claim, controversy or dispute between the parties with respect to the terms and conditions of this Agreement, or any subject matter governed by this Agreement, other than disputes regarding a party's compliance with the provisions of Section 19 (which either party may present to a court of competent jurisdiction), that has not been resolved through informal methods set forth in this Agreement shall be resolved through binding arbitration of the issue in accordance with the following procedures. The election of arbitration as the sole ultimate remedy for dispute resolution, however, shall not limit the ability of either party to send notices of termination or otherwise exercise their rights of termination set forth in this Agreement.

            (a) Either party may request arbitration by giving the other involved party written notice to such effect, which notice shall describe, in reasonable detail, the nature of the dispute, controversy or claim. Such arbitration shall be governed by the Commercial Arbitration Rules of the American Arbitration Association, 1939 Rhode Island Avenue, N.W., Suite 509, Washington, D.C. 20036 ("AAA"), as amended by this Agreement and conducted in English.

            (b) Upon either party's request for arbitration, an arbitrator shall be selected by mutual agreement of the parties to hear the dispute in accordance with AAA rules. If the parties are unable to agree upon an arbitrator, then either party may request that the AAA select an arbitrator and such arbitrator shall hear the dispute in accordance with AAA rules. For disputes amounting to US $1,000,000 or more, a panel of three arbitrators shall be selected to hear the dispute. In such case, each party shall select one arbitrator who shall be unaffiliated with such party, and the two arbitrators shall select a third arbitrator. If the two arbitrators are unable to agree upon a third arbitrator, the AAA will select the third arbitrator. In the case of a three-arbitrator panel, the decision of a majority shall control. The arbitration shall be held in such location as may be mutually acceptable to the parties in Boston, Massachusetts.

{****}
            (d) Any award rendered pursuant to such arbitration shall be final, conclusive and binding upon the parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

21.   TAXES.

      All charges and fees to be paid by Client under this Agreement are exclusive of any applicable withholding, sales, use, value added, excise, services or other United States or foreign tax which may be assessed on the provision of the Services. In the event that a withholding, sales, use, value added, excise, value added, services or other United States or foreign tax is assessed on the provision of any of the Services provided to Client under this Agreement, Client will pay directly, reimburse or indemnify Fidelity for such taxes, as well as any applicable interest, penalties and other Fidelity fees and expenses. The parties will cooperate with each other in determining the extent to which any tax is due and owing under the circumstances, and shall provide and make available to each other any resale certificates, information regarding out-of-state or country use of materials, services or sale, and other exemption certificates or information reasonably requested by either party.

22.   INDEPENDENT CONTRACTOR.

      It is agreed that Fidelity is an independent contractor and that:

      22.1 CLIENT SUPERVISORY POWERS. Client has no power to supervise, give directions or otherwise regulate Fidelity's operations or its employees, except as herein provided for security of Client's data and detection of errors in processing.

      22.2 FIDELITY'S EMPLOYEES. Persons who process Client's data are employees or subcontractors of Fidelity and Fidelity shall be solely responsible for payment of compensation to such personnel.

      22.3 FIDELITY AS AN AGENT. Fidelity is not an agent of Client and has no authority to represent Client as to any matters, except as expressly authorized herein.

23.   CLIENT AND FIDELITY EMPLOYEES.

      Except as specifically set forth in Section 10, above, during the Term both Client and Fidelity agree not to solicit employment to any employee of the other without the prior written consent of the other.

24.   INTENTIONALLY OMITTED.

25.   NOTICES.

      All notices, requests and demands, other than routine operational communications under this Agreement, shall be in writing, shall be mailed, sent by telecopier, sent via overnight delivery, or personally delivered to the other party at the address set forth below, or such other address as subsequently shall be given by either party to the other in writing; and shall be deemed effective upon personal delivery to the other party or three (3) days after mailing if mailed with sufficient postage and properly addressed. Notice of changes of address, if any, shall be given in like manner.

If to Fidelity:           Fidelity Information Services, Inc.
                          601 South Lake Destiny Drive, Suite 300
                          Maitland, Florida 32751
                   Attn.: President, Integrated Financial Solutions

With a copy to:           Fidelity Information Services, Inc.
                          601 Riverside Avenue, 12th Floor
                          Jacksonville, Florida 32204
                   Attn.: General Counsel

If to Client:             Independent Bank Corp.
                          288 Union Street
                          Rockland, Massachusetts 02370
                   Attn.: Denis K. Sheahan
                          Chief Financial Officer

With a copy to:           Independent Bank Corp.
                          288 Union Street
                          Rockland, Massachusetts 02370
                   Attn.: Edward H. Seksay
                          General Counsel

26.   COVENANT OF GOOD FAITH.

      Fidelity and Client agree that, in their respective dealings arising out of or related to this Agreement, they shall act fairly and in good faith.

27.   LIMITATION OF LIABILITY.

      27.1 Except as may otherwise be expressly set forth in this Agreement and specifically excepting the indemnification set forth in section 28.2, Fidelity's liability for any breach of any claim or cause of action whether based in contract, tort or otherwise which arises under or is related to this Agreement shall be limited {****} In no event shall Fidelity be liable for indirect, special, punitive, incidental or consequential damages, including, without limitation, loss of profits or business, of any kind whatsoever or the claims or demands made by any third parties whether or not Fidelity has been advised of the possibility of such damages.

      27.2 Fidelity shall have no liability, express or implied, whether arising under contract, tort or otherwise which results directly or indirectly from the internal operations and performance of any Client-Provided Software or hardware or any enhancement, development or maintenance of any such Client-Provided Software. Fidelity will continue to perform the Services, except to the extent that the internal operations and performance of such Client- Provided Software prevents such performance of the Services. In such event, Fidelity will use its reasonable best efforts to implement an appropriate "work around" so as to minimize any material adverse effect to Client.

28.   INDEMNIFICATION.

      28.1 PERSONAL INJURY AND PROPERTY DAMAGE. Each party shall indemnify, defend and hold harmless the other and its officers, directors, employees, affiliates (including, where applicable, Fidelity's affiliates and Client affiliates), and agents from any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) arising from or in connection with the damage, loss (including theft) or destruction of any real property or tangible personal property of the indemnified party resulting from the actions or inactions of any employee, agent or subcontractor of the indemnifying party insofar as such damage arises out of or in the course of fulfilling its obligations under this Agreement and to the extent such damage is due to any negligence, breach of statutory duty, omission or default of the indemnifying party, its employees, agents or subcontractors. The foregoing represents the sole and exclusive remedy of each party with regard to any matter described in this Section 28.1.

      28.2 INFRINGEMENT OF FIDELITY SOFTWARE OR FIDELITY-PROVIDED THIRD PARTY SOFTWARE. Fidelity shall defend at its own expense, any claim or action brought by any third party against Client or against its officers, directors, employees, Client affiliates, and agents for actual or alleged infringement of any patent, copyright or other intellectual property right

(including, but not limited to, misappropriation of trade secrets) based upon the Software or Fidelity-provided third party software furnished hereunder by Fidelity. Subject to Section 27 hereof, Fidelity further agrees to indemnify and hold Client and the Client affiliates harmless from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by Client and the Client affiliates. Fidelity shall have the sole right to conduct and control the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto. Fidelity shall give Client, and Client shall give Fidelity, as appropriate, prompt written notice of any written threat, warning or notice of any such claim or action against Fidelity or Client, as appropriate, or any other user or any supplier of components of the Software or Fidelity-provided third party software covered hereunder, which could have an adverse impact on Client's use of same, provided Fidelity or Client, as appropriate, knows of such claim or action. If in any such suit so defended, all or any part of the Software (or any component thereof) or the Fidelity-provided third party software (or any component thereof) is held to constitute an infringement or violation of any other party's intellectual property rights and is enjoined, or if in respect of any claim of infringement, Fidelity deems it advisable to do so, Fidelity shall at its sole option take one or more of the following actions at no additional cost to Client: (a) procure the right to continue the use of the same without material interruption for Client; (b) replace the same with non-infringing software; (c) modify said Software or Fidelity-provided third party software (to the extent permitted by such third party) so as to be non-infringing; or (d) take back the infringing Software or Fidelity-provided third party software and credit Client with an amount equal to its purchase price less straight line depreciation for the amount of time used by Client over a five-year depreciation time schedule. The foregoing represents the sole and exclusive remedy of Client with regard to any of the above infringements or alleged infringements.

      28.3 INFRINGEMENTS OF CLIENT-PROVIDED SOFTWARE. Client shall defend at its own expense, any claim or action brought by any third party against Fidelity or against its officers, directors, employees, Fidelity Affiliates, and agents for actual or alleged infringement of any patent, copyright or other intellectual property right (including, but not limited to, misappropriation of trade secrets) based upon the Client-Provided Software furnished hereunder by Client. Client further agrees to indemnify and hold Fidelity and Fidelity's affiliates harmless from and against any and all liabilities, losses, costs, damages, and expenses (including reasonable attorneys' fees) associated with any such claim or action incurred by Fidelity and Fidelity's affiliates. Client shall have the sole right to conduct the defense of any such claim or action and all negotiations for its settlement or compromise, unless otherwise mutually agreed to in writing between the parties hereto. Client shall give Fidelity, and Fidelity shall give Client, as appropriate, prompt written notice of any written threat, warning or notice of any such claim or action against Fidelity or Client, as appropriate, or any other user or any supplier of components of Client-Provided Software covered hereunder, which could have an adverse impact on Fidelity's use of same, provided Fidelity or Client, as appropriate, knows of such claim or action. If in any such suit so defended, all or any part of the Client-Provided Software (or any component thereof) is held to constitute an infringement or violation of any other party's intellectual property rights and is enjoined, or if in respect of any claim of infringement, Client deems it advisable to do so, Client shall at is sole option take one or more of the following actions at no additional cost to Fidelity: (a) procure the right to continue the use of the same without material interruption for Fidelity; (b) replace the same with non-infringing software; (c) modify said Client-Provided Software (to the extent permitted by such third party) so as to be non-infringing; or (d) relieve Fidelity of its obligation to use such Client-Provided Software to perform the applicable Services hereunder. The foregoing represents the sole and exclusive remedy of Fidelity with regard to any of the above infringements or alleged infringements.

29.   OTHER REPRESENTATIONS, WARRANTIES AND COVENANTS.

      29.1  LICENSES AND PERMITS AND COMPLIANCE WITH LAWS.

            (a) LICENSES AND PERMITS. Fidelity and Client shall each secure and maintain in force all licenses and permits required of it and its employees in the performance of its respective obligations under this Agreement, and shall conduct its business in full compliance with all laws, ordinances and regulations applicable to its business or applicable to the other party's business to the extent that the other party has notified Fidelity or Client, as the case may be, of the specific laws, ordinances or regulations with which the other party must comply.

            (b) COMPLIANCE WITH LAWS. Fidelity and Client shall each shall comply, at its own expense, with the provisions of all applicable laws and regulations which may be applicable to each party in the performance of their respective obligations under this Agreement.

      29.2  AUTHORIZATION AND EFFECT.

            (a) The execution and delivery by Fidelity of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of Fidelity. This Agreement has been duly executed and delivered by Fidelity and, assuming the due execution and delivery of this Agreement by Client, constitutes a valid and binding obligation of Fidelity, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditor's rights generally, and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

            (b) The execution and delivery by Client of this Agreement and the fulfillment of its obligations under this Agreement have been duly authorized by all necessary corporate action on the part of Client. This Agreement has been duly executed and delivered by Client and, assuming the due execution and delivery of this Agreement by Fidelity, constitutes a valid and binding obligation of Client, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditor's rights generally, and subject to the qualification that general equitable principles may limit the enforcement of certain remedies, including the remedy of specific performance.

      29.3 BUSINESS PRACTICES. Neither Client or any of Client's directors, officers, agents, employees or other persons associated with or acting on behalf of Client has made or given any payments or inducements, directly or indirectly, to any Government officials in the jurisdictions in which Client conducts business in connection with any opportunity, agreement, license, permit, certificate, consent, order, approval, waiver or other authorization relating to the business of Client, except for such payments or inducements as were lawful under the written laws, rules and regulations of such jurisdictions. Neither Client nor any of Client's directors, officers, agents, employees or other persons associated with or acting on behalf of Client: (a) has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made any direct or indirect unlawful payment to any Government official or employee from corporate funds; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or
(d) made any bribe, unlawful rebate, pay off, influence payment, kickback or other unlawful payment in connection with the business of Client.

      29.4 FIDELITY SOFTWARE. Fidelity represents and warrants to Client that the Software shall perform in all material respects with its documentation and specifications.

      29.5 CLIENT SOFTWARE. Client represents and warrants to Fidelity that the Client- Provided Software shall perform in all material respects with its documentation and specifications.

      29.6 PROFESSIONAL AND WORKMANLIKE. Each party represents and warrants to the other that they shall perform their respective personnel obligations under this Agreement, including Exhibits, in a professional and workmanlike manner.

      29.7 No ADDITIONAL REPRESENTATIONS OR WARRANTIES. EXCEPT AS PROVIDED IN THIS AGREEMENT, FIDELITY IS MAKING NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND CLIENT AGREES THAT ALL SUCH OTHER REPRESENTATIONS AND WARRANTIES THAT ARE NOT PROVIDED IN THIS AGREEMENT ARE HEREBY EXCLUDED AND DISCLAIMED.

30.   INSURANCE.

      A schedule of Fidelity's current insurance coverage is shown in Exhibit G. Fidelity agrees to maintain such insurance, or similar insurance, in force throughout the Term.

31.   ENTIRE AGREEMENT.

      This Agreement and the Exhibits hereto contain the entire agreement of the parties and supersedes all prior agreements whether written or oral with respect to the subject matter hereof. Expiration or termination of any part of this Agreement shall terminate the entire Agreement except for any portion hereof which expressly remains in force and in effect notwithstanding such termination or expiration. Modification or amendment of this Agreement or any part thereof may be made only by written instrument executed by both parties.

32.   SECTION TITLES.

      Section titles as to the subject matter of particular sections herein are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular sections to which they refer.

33.   COUNTERPARTS.

      This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

34.   FINANCIAL STATEMENTS.

      Annually, each party to this Agreement will provide to the other party a copy of its annual financial statements.

35.   INTENTIONALLY OMITTED.

36. PUBLICITY. Neither party shall issue any press releases, or make any other announcements to the public at large (outside their bank or company), regarding this Agreement without the other party's prior written consent and approval, such consent or approval not to be unreasonably withheld by either party. Neither Fidelity nor Client shall use the name and/or logo of the other party(s) or such other party's parent company, nor shall either party disclose the existing relationship to its present and potential customers or to other third parties without the other party's prior written consent, such consent not to be unreasonably withheld by either party, unless this information is common market knowledge. This limitation, however, shall not preclude either party from disclosing their business relationship and/or the Agreement, as may be required or advisable, to any federal, state, or local regulatory authorities, in accordance with Securities and Exchange Commission rules and regulations, or as otherwise may be required by law, subject to each party's obligations contained in Section 19.

37. VENDOR MANAGEMENT. Fidelity agrees to use all reasonable efforts to comply in a timely and thorough manner with all applicable requirements of Client's Vendor Management Program. Client will advise Fidelity in writing when Client makes any changes to Client's Vendor Management Program. In connection with Fidelity's obligations regarding Client's Vendor Management Program, Fidelity will have an annual "SAS 70 Type II" audit by an independent, nationally recognized accounting or consulting firm of Fidelity's software development and operations where the Dedicated Resources described in Exhibit C are located. Such audit shall be conducted at Fidelity's expense. Fidelity shall provide Client with a copy of the related "Service Audit Report" promptly after receipt by Fidelity of such audit report. The SAS 70 "Service Audit Report" shall contain Fidelity's management's response to the exception comments, together with appropriate target dates for completion of required changes.

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned officers, thereunto duly authorized, as of the Effective Date.

Fidelity Information Services, Inc.             Independent Bank Corp.
By: _______________________________             By: ____________________________
Name: Gary Norcross                             Name: Denis K. Sheahan
Title: President, Integrated   Financial        Title: Chief Financial Officer,
       Solutions                                       Independent Bank Corp.
Date: __________________________________        Date: __________________________

                                                     1
                                    EXHIBIT A

                                SOFTWARE LISTING

1.    BASE PROCESSING SOFTWARE.

      HORIZON Banking System, which includes

                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}

2.   ADDITIONAL LICENSED SOFTWARE.

         {****}
         {****}
         {****}
         {****}
         {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
         {****}
         {****}
         {****}
         {****}
                  {****}
                  {****}
                  {****}
         {****}

3.   CONSTRUCTION AND/OR MAINTENANCE OF THE FOLLOWING THIRD PARTY INTERFACES.

                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}

                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}
                  {****}

                                    EXHIBIT B

                      SOFTWARE DEVELOPMENT AND ENHANCEMENTS

Fidelity shall make the enhancements to the HORIZON Banking System that are described in Exhibits B-1, B-2 and B-3. These Exhibits describe the software development and enhancements that Fidelity will undertake pursuant to this Agreement, the timetables for delivery, and the financial aspects of each development or enhancement project.

The enhancements described in Exhibit B-1 will be made in accordance with mutually agreed upon project plans and Statements of Work ("SOW"). The SOWs will define the parties' mutual agreement on the scope of the enhancements, the timeline for completion of the enhancement(s), the roles and responsibilities of each party, and the fees that may be applicable to each such enhancement. The SOWs will be in substantially the same form as set forth in Exhibit L to this Agreement.

The enhancements described in Exhibit B-2 and B-3 are in development by Fidelity as of the Effective Date of the Agreement and will be developed and delivered to Client in accordance with Fidelity's standard software release practices and procedures.

In the event that there is a dispute that arises with regard to the software enhancements defined in this Exhibit, Client and Fidelity mutually will utilize the processes as defined in Sections 12.4 and 20 of this Agreement with regard to dispute resolution. In the event, Client wishes to change the enhancements listed in Exhibits B-1, B-2 or B-3, Client and Fidelity will make changes to the enhancements using a mutually agreed upon process. If the parties are unable to agree upon a process for making such changes, the parties shall resolve any differences relating to the changes by using the process set forth in Sections
12.4 and 20 of this Agreement.

                                   EXHIBIT B-1

This Exhibit B-1 lists the software development and enhancement projects to be undertaken by Fidelity for which Fidelity will deliver a high-level written project overview and scope document and estimated timetable for delivery for each item listed below (the "Scope Document") on or before March 31, 2005. The resources used by Fidelity to produce such Scope Document will not be the Resident Staff or the Dedicated Resources described in Exhibit C, unless otherwise agreed in writing by the parties. The items included in this Exhibit B-1 are:

1. {****}

2. {****}

Client shall pay Fidelity the sum of {****} per day or part thereof, plus travel and living expenses, for the development of each of the Scope Documents described above. Should Client agree in writing to have Fidelity proceed with any one or more of the projects described in the Scope Document(s), {****}.

                                   EXHIBIT B-2

This Exhibit B-2 lists the software-related issues to be resolved by Fidelity in

{****}.

{****}

{****}

                                   EXHIBIT B-3

This Exhibit B-3 sets forth a listing of open issues related to the {****}.

{****}.

{****}

                                   EXHIBIT B-4

                             {****} PROJECT SCOPING

Fidelity and Client may also agree to have Fidelity deliver a high-level written project overview and scope document and estimated timetable for delivery for a {****} project ({****}). The resources used by Fidelity to produce the {****} will not be the Resident Staff or the Dedicated Resources described in Exhibit C, unless otherwise agreed in writing by the parties.

{****}.

                                    EXHIBIT C

                                FEES AND CHARGES

1.   FEE SCHEDULE.

      A portion of the Monthly Base Processing Fees described in this Exhibit C is subject to adjustment in accordance with Section 7 of this Exhibit C.

      1.1   Monthly Base Processing Fee.

            (a) The Monthly Base Processing Fee shall be as set forth below and is payable on a monthly basis commencing on the Effective Date of November 1, 2004.

APPLICABLE PERIOD                  MONTHLY BASE PROCESSING FEE
-----------------------            --------------------------
November 2004                      {****}
and December 2004

January 2005 through and           {****}
including June 2005

June 2005 through and              {****}
including December 2005

January 2006 through and           {****}
including December 2006

January 2007 through and           {****}
including May 2010

                  Beginning on the Effective Date and throughout the Term and, if applicable, the Extended Term, Client shall be entitled {****} ({****}). The {****}, as expressly set forth below in
                  Section 1.1(b) of this Exhibit C.

            (b) The Monthly Base Processing Fee set forth above includes the processing of Client's data using the Software listed in
                  Section 1 of Exhibit A to the Agreement. {****}:

                  {****}

                  {****}.

            (c) The Monthly Base Processing Fee set forth above includes the Resident Staff more particularly described below.

            (d) Included, at no extra cost to Client, in the Monthly Base Processing Fee, Fidelity will provide Client with {****}.

            (e) Also included, at no extra cost to Client, in the Monthly Base Processing Fee, Fidelity shall provide to Client {****}.

            (f) The Base Processing Fees are based upon the assumptions set forth in Section 8 of this Exhibit C. There shall be no increase to monthly Base Processing Fees without the prior written agreement of Client and Fidelity, memorialized through an amendment to this Agreement.

      1.2   Additional Services.

            (a) In addition to the Services for which Client shall pay the fees described above in Section 1.1, Fidelity shall also provide the Dedicated Resources described below in Section 2 of this Exhibit C and the following Additional Services to Client, which are more particularly described in the Schedule of Fees for Contracted Services - Attachment 1 ("Attachment 1") and in the Exhibits to the Agreement:

                  -     {****}

                  -     {****}

                  -     {****}

            (b) The assumptions applicable to the Additional Services are set forth in Attachment 1. There shall be no increase to the monthly fees for Additional Services beyond those expressly set forth in Attachment 1 without the prior written agreement of Client and Fidelity, memorialized through an amendment to this Agreement.

            (c) The one-time fees set forth in Attachment 1 for the Additional Services are due and payable to Fidelity as follows: {****}.

            (d) The recurring fees set forth in Attachment 1 for the Additional Services are due and payable to Fidelity commencing on the date the Additional Services are first available for Client's use in a production environment and monthly thereafter for so long as Fidelity shall be providing the Additional Services to Client.

2.    DEDICATED RESOURCES.

      2.1 Fidelity will make available to Client the services of {****} Dedicated Resources as listed below for the duration of the Term of the Agreement. As of the Effective Date, such Dedicated Resources will be based at Fidelity's facilities located {****}, unless otherwise agreed by the parties. The monthly fee for the Dedicated Resources listed in the table below is {****}. Such amount is due and payable to Fidelity commencing on the Effective Date and monthly thereafter for the duration of the Term of this Agreement. {****}.

Dedicated Resources - Resource Type       Number of Dedicated Resources
-----------------------------------       ------------------------------
{****}                                             {****}
{****}                                             {****}

            If during the initial Term of the Agreement (i.e., only until May 31, 2010), Client should wish to increase the Dedicated Resources to include an additional Dedicated Resource team {****}. The monthly rate for the additional Dedicated Resource team shall be {****}. The minimum period of engagement for the additional Dedicated Resource team shall be {****} from the date the additional Dedicated Resource team begins providing Services to Client.

      2.2 Client shall reimburse Fidelity for actual travel and living expenses of the Dedicated Resources should a Dedicated Resource be required to travel to Client's facilities.

3.    ADDITIONAL FEES.

      The Base Processing Fee shall include processing of only the Base Processing Software listed in Section 1 of Exhibit A. Client will be responsible for future system upgrades. Fidelity will advise Client in writing of any such upgrades, and Fidelity will supply the upgrades to Client at no additional charge. The Base Processing Fee does not cover fees or expenses which may arise due to conversions or deconversions.

4.    DASD CAPACITY.

      If Client wishes to make a material change in the length of data records or in the amount or kinds of data available in on-line data files, Fidelity will provide a written quotation of the cost to Client of additional DASD capacity and other costs necessary to support such change(s). If approved by Client, Fidelity will acquire the additional DASD capacity and other resources and the appropriate adjustment will be made to the fees reflected in Section 1 of this Exhibit C.

5.    RESIDENT STAFF.

      Fidelity agrees to provide the following Resident Staff during the Term.


COMPOSITION OF RESIDENT STAFF        FROM EFFECTIVE DATE TO EXPIRATION DATE
-----------------------------        --------------------------------------
{****}                                               {****}

{****}                                               {****}

{****}                                               {****}

{****}                                               {****}

{****}                                               {****}

      During the Term of the Agreement Fidelity and Client may mutually agree to increase or decrease the Resident Staff or the Dedicated Resources. If Client decreases the Resident Staff, the Base Processing Fee will be reduced appropriately, and if Client reduces Dedicated Resources, the fees applicable to the Dedicated Resources will be reduced accordingly. Either Fidelity or Client may reduce the number of Resident Staff or the Dedicated Resources during the Term of the Agreement by providing no less than {****}. The parties acknowledge and agree that in order for Fidelity to provide the Services as they are described in this Agreement in accordance with the timetables set forth in this Agreement, a certain level of staffing is required. If Client requests a reduction in Resident Staff or Dedicated Resources, and if Fidelity determines in good faith that such a reduction will negatively impact Fidelity's ability to perform the Services in accordance with the terms of this Agreement, Fidelity will so notify Client and the parties will use all reasonable efforts to come to agreement on a staffing level that will enable Fidelity to provide the Services in accordance with the Agreement. If Fidelity and Client are unable to reach such an agreement, Fidelity reserves the right to adjust any Services or delivery timetables accordingly. When the parties have agreed upon a resource reduction, the monthly Base Processing Fee will be reduced by {****}.

6.    FIDELITY HOURLY RATES.

      The following hourly rates are currently in effect for non-Resident Staff. The Fidelity hourly rates may be changed by Fidelity upon written notice to Client not more often than once during each 12-month period following the Effective Date. Fidelity's hourly rates for programming include all related computer time required for program testing. Overtime rates are only applicable, if and to the extent, Fidelity will incur overtime expense. {****}. In addition, Client agrees to reimburse Fidelity for the actual expense of reasonable travel and lodging expense, if any, related to hourly rate based services requested by Client. Fidelity will inform Client, in advance, if overtime or travel and lodging expense is anticipated to be incurred.


                       Regular Hourly Rate     Overtime Hourly Rate         Minimum Billable Increment
                           Per Person               Per Person                       Per Person
                       -------------------     ---------------------        --------------------------
Programmer                  {****}                     {****}                          {****}

Computer Operators          {****}                     {****}                          {****}


      In addition, Client will pay all reasonable travel and subsistence costs incurred by Fidelity's employees in performance of any such additional services. For the purposes of this Agreement, Fidelity's regular hours are 8:00 a.m. to 5:00 p.m., local time, Monday through Friday. Overtime rates shall be applicable for any hours outside of the regular hours.

7.    PRICE ADJUSTMENT.

      The fees and charges reflected in this Agreement will be increased, but not decreased, as described below:

      7.1 Beginning in 2006, a portion of the Monthly Base Processing Fee, {****}, may be adjusted based upon changes in {****}.

            {****}

                    {****}

                    {****}

                    {****}

                    {****}

            The adjusted fee will be reflected on the next invoice submitted by Fidelity to Client for Client's payment of such fees after such adjustments are made.

      7.2 The fees for the Additional Services listed in Section 1.2 of this Exhibit C (excluding the charges for the ATM/EFT Processing Services), and the fees for the Dedicated Resources will be adjusted based upon changes in the {****}.

8. ASSUMPTIONS. The following assumptions shall be applicable with respect to the base processing services provided pursuant to his Agreement by Fidelity.

      8.1   Assumptions regarding Software listed in Exhibit A.

            (a) A separate maintenance agreement for document compliance will need to be signed with {****}.

            (b)   Internet Banking does not include bill payment.

            (c) All software is tested on the minimum desktop configuration as outlined by {****}.

            (d) All PC products will be installed on each workstation (if needed) by Client personnel.

            (e) Reissue of ATM/EFT Cards, will be priced on a time and materials basis (primarily needed when the BIN changes)

            (f)   ATM/EFT Network Access Method: Online Authorization

            (g) {****} is provided as a standard feature of {****} system assuming Fidelity has developed the format.

            (h)   {****}.

            (i) {****} is provided as a standard feature of {****} system. Supported formats are {****}.

            (j)   {****}.

            (k) The following licensed {****} based products (which are not being hosted by Fidelity), require a server which is not included in the fees set forth above.

                  - {****} (does not include any conversion of existing archived reports).

                  - {****} (does not include any conversion of document images).

            (l) Each {****} will require a certificate from {****}. If provided by Fidelity, {****}.

            (m) Browser based applications are certified on the latest versions of {****}.

            (n) The following additional third party products are needed to utilize {****}: {****}.

            (o)   {****}.

            (p)   {****} requires a dedicated {****} or higher. {****}.

            (q) {****} data every night for processing. It is recommended that the NT server be located on the same network as the {****}.

      8.2   Assumptions Regarding Third Party Interfaces.

            (a) All other services (e.g. new interfaces, one-time programming) will be quoted on a time and materials basis.

            (b) All monthly fees are for host interface and maintenance support.

            (c) One time third party fees are estimates and subject to change due to final pricing by third party.

            (d) License and maintenance fees for all other products are Client's responsibility.

      8.3   Assumptions Regarding Telecommunications.

            (a)   All telecommunication line charges are {****}.

            (b) Telecommunication equipment is not required if existing network can support the desired services.

            (c) Telecommunication equipment includes Frame Relay/ISDN Router and monthly maintenance.

            (d)   Proposed Hub Router Equipment has the following capabilities:

                  -     Supports one Frame Connection.

                  -     Supports one ISDN port.

                  -     Ethernet port for LAN support.

            (e) Proposed Branch Router Equipment has the following capabilities:

                  -     Supports one Frame Connection.

                  -     Supports one ISDN port.

                  -     Ethernet port for LAN support.

                  -     No support of ATM connection.

            (f)   TCP/IP protocol will be used across the existing networks.

            (g) Assumes Telecommunications monitoring of the circuits to the Router(s).

            (h) Network Monitoring includes 7 x 24 network monitoring, problem escalation, and resolution.

            (i) Fidelity will place orders for the telecommunication lines with the appropriate carriers.

      8.4   Assumptions Regarding Fidelity {****}.

            (a)   {****}.

            (b)   {****}.

            (c) A link will be provided off of the Client's web site to the appropriate address for this service.

            (d)   {****}.

            (e) Telecommunication equipment (e.g., Router) may be required if existing network cannot support the desired services.

            (f) A test Internet banking site allowing for separate testing of both the {****} at the same time is being provided as part of this Internet banking service.

            (g) Future {****} will be updated on the test site within thirty days (30) of the software release being made available to the market.

            (h) Third party monitoring is being provided for Internet banking solution. {****}.

      8.5   General Assumptions.

            (a) All travel and travel related expenses are not included with any of products outlined above. They will be invoiced on a pass-through basis.

            (b)   Pricing subject to change if any assumptions are not valid.


            (c) Taxes and shipping charges are not included as part of this pricing.

                                    EXHIBIT D

                               PRODUCTION SCHEDULE

                                                                TIME                 DAY OF WEEK
                                                                ----                 -----------

1.    INPUT FROM CLIENT.

      POD Transmission                                         {****}                   {****}
      ACH Formatted Activity                                   {****}                   {****}

2     PROCESSING.

      AM ACH files memo posted                                 {****}                   {****}
      Outgoing ACH files to Federal Reserve                    {****}                   {****}
      BOSS & Teller processing                                 {****}                   {****}
      IVR after BOSS interface                                 {****}                   {****}
      Transmission of Exception Items to Item Processing       {****}                   {****}
      Transmission of Cash Management interface files          {****}                   {****}
      Transfer of Internet Banking interface files             {****}                   {****}
      Transmission of ATM PBF                                  {****}                   {****}
      Other interfaces                                         {****}                   {****}

3.    REPORT OUTPUT TO CLIENT.

      Daily and weekly printed reports                         {****}                   {****}
      Reports available on Acquire                             {****}                   {****}
      Normal daily statement cycle drops                       {****}                   {****}
      Major statement cycle drops (e.g. month-end)             {****}                   {****}
      Annual reports (next business day)                       {****}

4.    ONLINE AVAILABILITY.

      Administrative and Teller terminals
                                                               {****}                   {****}
                                                               {****}                   {****}
                                                               {****}                   {****}
      Voice Response (IVR)
                                                               {****}
                                                               {****}
      ATM online authorization
                                                               {****}
                                                               {****}

5.    COMPUTER OPERATIONS

      Operations support                                       {****}                   {****}
                                                               {****}                   {****}

6. WAN CAPACITY AND WAN PERFORMANCE REVIEWS. Prior to the general availability of a Fidelity Software release, when requested by Client, Fidelity will, at no additional cost to Client, {****}.

                                    EXHIBIT E

                         RESPONSIBILITIES OF THE PARTIES

      Except as otherwise expressly provided in this Agreement, Client is responsible for the operation of any of its data processing facilities other than the Data Center. Such facilities are hereinafter termed "remote". Client and Fidelity agree to provide or perform their respective responsibilities as indicated below.

                                                                                   RESPONSIBILITY
            FUNCTION                                                           CLIENT             FIDELITY

1.    INPUT PROCESSING.

                  Key entry of input (other than MICR)                                  {****}
                  Key entry equipment and maintenance                                   {****}
                     (other than MICR)
                  Key entry of MICR rejects                                             {****}
                  Key entry equipment and maintenance                                   {****}
                     for MICR rejects
                  MICR entry computer operation                                         {****}
                  MICR reader/sorter operation                                          {****}
                  MICR entry reconciliation                                             {****}
                  MICR reject reconciliation                                            {****}
                  MICR "junk letter" key entry                                          {****}
                   Key entry or encoding of MICR input                                  {****}
                   Equipment and maintenance for key entry                              {****}
                      or encoding of MICR input
                  Microfilming MICR input                                               {****}
                   Equipment and maintenance for                                        {****}
                      microfilming MICR input
                  Supplies and development costs for                                    {****}
                     microfilming MICR input
                  MICR reader/sorter equipment and                                      {****}
                     maintenance
                  MICR sorter vendor usage fees                                         {****}
                  Personal computers used by other than                                 {****}
                    FIDELITY
                  Remote MICR capture/printer operations                                {****}
                  Remote MICR capture/printer equipment and                             {****}
                     maintenance
                  In-line microfilm equipment and operation                             {****}

2.       OUTPUT PROCESSING.

                  MICR transit item end point separation                                {****}
                  MICR transit cash letter preparation                                  {****}
                  MICR "on us" fine sort by account number                              {****}
                  Bursting                                                              {****}
                  Bursting equipment and maintenance                                    {****}
                  Decollation                                                           {****}
                  Decollation equipment and maintenance                                 {****}
                  Check signing                                                         {****}
                  Check signing equipment and maintenance                               {****}
                  Microfiche equipment operation                                        {****}

                  Microfiche equipment and maintenance                                  {****}
                  Microfiche supplies (film, chemicals, etc.)                           {****}
                  Optical disk equipment and maintenance                                {****}
                  Optical disk supplies                                                 {****}
                  Reports separation by bank                                            {****}
                  Microfiche separation by bank                                         {****}
                  Delivery to courier                                                   {****}
                  Data Center laser or page printer operations                          {****}
                  Laser or page printer vendor usage fees (if any)                      {****}
                  Data Center laser or page printer equipment
                    and maintenance                                                     {****}
                  Laser or page printer supplies,
                     chemicals, etc.                                                    {****}
                  Remote printing equipment and maintenance                             {****}
                  Tracking inventories of paper stock and
                     forms                                                              {****}

3.       TELECOMMUNICATIONS NETWORK CONTROL.

                  Network monitoring                                                    {****}
                  Determination of problem                                              {****}
                  Report problem to appropriate vendor                                  {****}
                  Report problem to end users                                           {****}
                  Operate diagnostic equipment                                          {****}
                  Diagnostic equipment and maintenance                                  {****}
                  Remote equipment and maintenance                                      {****}

4.       NON-AS/400 SOFTWARE.

                  Except as specifically set forth herein, Client will provide and maintain all non-AS/400 software. Where Fidelity provides any such software, it is listed above in Exhibit A and the following provisions shall apply:

                  Payment of related license fees                                       {****}
                  Payment of maintenance and enhancement
                     fees                                                               {****}
                  Modifications necessary for interface with                            {****}
                     Software

                                    EXHIBIT F

                              INTENTIONALLY OMITTED

                                    EXHIBIT G

                                    INSURANCE

COVERAGE                  LIMIT            INSURANCE CO.   EXPIRES
--------                  -----            -------------   -------
COMMERCIAL GENERAL        {****}           {****}          {****}
LIABILITY                 {****}

                          {****}
                          {****}
PROPERTY INSURANCE        {****}
                          {****}           {****}          {****}
                          {****}

EDP EQUIPMENT             {****}           {****}          {****}

AUTOMOBILE                {****}           {****}          {****}
                          {****}

UMBRELLA                  {****}           {****}          {****}

                          {****}
                          {****}
WORKERS' COMPENSATION     {****}           {****}
                          {****}                           {****}
                          {****}           {****}

FIDELITY (PRIMARY)        {****}           {****}          {****}
                          {****}

FIDELITY (EXCESS)         {****}           {****}          {****}
                          {****}

PRIMARY CORP. E&O         {****}           {****}          {****}

EXCESS CORP E&O           {****}           {****}          {****}

{****}.

\
                                    EXHIBIT H

                             EQUIPMENT CONFIGURATION

EQUIPMENT CONFIGURATION:

{****}
{****}
{****}
{****}
{****}
{****}      {****}
{****}      {****}
{****}      {****}
{****}      {****}
{****}      {****}
{****}      {****}
{****}      {****}

INITIAL IBM SYSTEM SOFTWARE:

{****}
{****}
{****}
{****}

{****}
{****}

-   {****}

-   {****}

-   {****}

                                    EXHIBIT I

                          LICENSE TERMS AND CONDITIONS

This Exhibit provides for the licensing of the Fidelity proprietary "Additional Licensed Software" application systems listed on Exhibit A (the "Additional Licensed Software"), maintenance and other services related to the Licensed Software provided by Fidelity to Client pursuant to this Exhibit.

1. AGREEMENT TO LICENSE AND MAINTAIN. Fidelity hereby grants Client a {****} to use the Additional Licensed Software and Client hereby accepts such license to use the Additional Licensed Software. Furthermore, where applicable, Fidelity shall provide maintenance for the Licensed Software, as hereinafter described. Client may license additional software by the addition of subsequent Attachments or such other fee schedule as may be applicable, which shall reference the Agreement, shall be governed by the terms of the Agreement, and shall be attached to and made a part of the Agreement. If indicated on an Attachment to the Agreement, Fidelity shall perform application implementation services and/or data conversion services in accordance with Fidelity's standard implementation and conversion procedures.

2. DELIVERY, TITLE, SECURITY INTEREST, AND RISK OF LOSS OR DAMAGE.

      Risk of loss or damage for all Additional Licensed Software shall pass to Client upon delivery of the Licensed Software. Title to Additional Licensed Software shall remain in the name of Fidelity and shall not pass to Client at any time.

3. FEES AND CHARGES.

      3.1 Client shall pay Fidelity such fees and charges as may be set forth in the Attachment for the Additional Licensed Software license and maintenance, as well as the fees set forth for installation of Additional Licensed Software and, if applicable, for application implementation services and/or data conversion services at the prices set forth in such Attachment. Additionally, Client shall pay Fidelity for all reasonable travel and living expenses for Fidelity's staff members while performing any conversion, installation, or training services for Client. License and maintenance fees, implementation, training and conversion fees on any subsequent Attachment or fee schedule shall be at the prices and/or fees in effect at the time of execution of such subsequent fee schedule by Fidelity.

      3.2 Maintenance fees for Additional Licensed Software become effective on the date when the Additional Licensed Software is first available for Client's use in a production environment (the "Commencement Date for Services"). Maintenance fees for subsequently ordered and installed software shall be the maintenance fees for such software in effect at the time of the installation of such software.

4. WARRANTY AND DISCLAIMER.

      4.1 RIGHT TO LICENSE. Fidelity hereby represents and warrants to Client that Fidelity is the owner of the Additional Licensed Software or otherwise has the right to grant to Client the rights set forth in this Exhibit. In the event of any breach or threatened breach of the foregoing representation and warranty, Client's sole remedy shall be to require Fidelity to either: (1) procure, at Fidelity's expense, the right to use the Additional Licensed Software; (2) replace the Additional Licensed Software or any part thereof that is in breach and replace it with software of comparable functionality that does not cause any breach; or (3) refund to Client the full amount of the license fee upon the return of the Additional Licensed Software and all copies thereof to Fidelity.

      4.2 ADDITIONAL LICENSED SOFTWARE.

            (a) Fidelity warrants that the Additional Licensed Software delivered hereunder will perform on an appropriately configured computer, in accordance with the then-current documentation in all ways which materially affect performance.

            (b) Fidelity's sole obligation to Client under the foregoing warranty is to remedy, at no cost to Client, any material defects reported to it.

      4.3 SOFTWARE WARRANTY EXCLUSIONS. The warranty set forth in Section 4.2 does not apply to any of the following:

            (a) Damage arising from any cause beyond Fidelity's reasonable control including, but not limited to: (i) damage due to the improper operation of the Additional Licensed Software; (ii) damage due to storms, fire, flood, other acts of God, attack, civil commotion, war, settling of walls or foundations; (iii) damage resulting from abuse of the Additional Licensed Software or usage of the Additional Licensed Software other than as specified in the then-current documentation; or (iv) malfunctions caused by alterations or tampering.

            (b) Malfunction or breakdown of Additional Licensed Software due to attachment, or addition or use of software and/or equipment not approved by Fidelity.

            (c) Destruction in whole or in part of the Additional Licensed Software by any person other than Fidelity, its agents, servants, or employees.

      4.4 DISCLAIMER. EXCEPT FOR THE EXPRESS WARRANTIES STATED IN THIS SECTION 4, FIDELITY DISCLAIMS ALL WARRANTIES ON THE ADDITIONAL LICENSED SOFTWARE FURNISHED HEREUNDER, INCLUDING, WITHOUT LIMITATION, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. The stated express warranties are in lieu of all obligations or liabilities on the part of Fidelity arising out of or in connection with the performance of the Additional Licensed Software.

5. MAINTENANCE. The maintenance services described in this Exhibit shall commence on the Commencement Date for Services and shall remain in full force and effect for the Term of the Agreement (the "Initial Term"), unless earlier terminated pursuant to Section 11 of the Agreement. The last day of the Initial Term (or the last day of any then-current renewal term [a "Subsequent Term"]) will be referred to hereinafter as the "Maintenance Expiration Date."

      5.1 COVERED MAINTENANCE.

            (a) GENERAL. Fidelity will provide the maintenance required to cause the Additional Licensed Software to operate according to the then-current documentation. Such maintenance will be performed during the Initial Term (and any Subsequent Terms) and includes all labor without additional fees to Client, except as otherwise provided in Section 5.3 below.

            (b) UPDATES TO ADDITIONAL LICENSED SOFTWARE. It is the policy of Fidelity to provide updates to Additional Licensed Software. For so long as Fidelity shall be providing the Services, Fidelity will notify Client at least thirty (30) days prior to putting a full system release into the production environment. Client shall cooperate with Fidelity in incorporating any Additional Licensed Software updates provided hereunder within sixty (60) days of the date of delivery thereof by Fidelity. Client also shall add to the programs and documentation (through or under the direction of Fidelity, in the manner indicated), each error correction and each update provided to Client by Fidelity. Failure of Client to install the Additional Licensed Software releases or any other corrections or updates provided by Fidelity, shall release Fidelity of any responsibility for the improper operation or any malfunction of Additional Licensed Software as modified by any subsequent corrections or updates, but shall not relieve Client of any of its obligations hereunder, and Fidelity shall be released thereafter from its obligation to maintain Additional Licensed Software as provided herein. Fidelity will use good faith efforts to cause Additional Licensed Software to comply with applicable Federal regulations. Updated releases of standard Additional Licensed Software shall be provided without additional license fees.

            (c) EXCLUSIONS. Software maintenance does not include the following:

            (1) Any maintenance required by: (i) modifications or additions by Client to equipment such that the Additional Licensed Software requires modifications in order to operate according to the then-current documentation;
(ii) maintenance or repair performed by other than authorized Fidelity personnel; (iii) damage to Additional Licensed Software by Client's employees or third parties; (iv) causes beyond the reasonable control of Fidelity including, but not limited to, acts of God, flood, fire, or vandalism; or (v) electrical power disturbances, outages or brownouts.

            (2) Repair or replacement of expendable items.

            (3) Standby support for equipment changes, reconfiguration, upgrades or relocations.

            (4) Fidelity-requested involvement in determining or solving a problem on software and/or equipment not covered by this Exhibit.

            (5) Replacement software.

      5.2 CLIENT'S RESPONSIBILITIES. Client shall be responsible for timely training of Client personnel, participating in testing when requested to do so by Fidelity, establishing and instituting Fidelity's operating procedures, and complying with instructions received from Fidelity verbally or in writing, including without limitation, data base backup procedures and maintaining on-site backup copies of applications software.

      5.3 BILLABLE CALL MAINTENANCE. If Client is using the Additional Licensed Software in-house, any maintenance other than maintenance as described in the preceding paragraphs of this Exhibit will be charged at Fidelity's then-current billable call rates.

6. SOFTWARE LICENSE.

      6.1 For each item of Additional Licensed Software, Fidelity hereby grants to Client and Client accepts a perpetual, nonexclusive and nontransferable right and license to use the Additional Licensed Software, for Client's own internal uses in accordance with the terms of this Exhibit, in machine readable form on the equipment on which it is installed by Fidelity or on which it is licensed solely for operation by Client; provided, however, that the Additional Licensed Software may be used on other comparable equipment on a temporary basis during a malfunction of the original equipment. If Client is operating the Additional Licensed Software in-house, those portions of Additional Licensed Software running on an AS/400 shall be operated in a single server arrangement. That portion of Additional Licensed Software running on personal computers shall be operated only on the personal computers on which it is installed. The license granted hereunder shall be perpetual, unless terminated earlier pursuant to
Section 11 of the Agreement.

      6.2 Fidelity has designed, developed, and made available the Additional Licensed Software, which is proprietary to Fidelity and contains trade secrets of Fidelity and/or its suppliers. Use of the Additional Licensed Software (and any modifications to the Additional Licensed Software) is strictly governed by this Exhibit. No title or ownership in the Additional Licensed Software is transferred to Client. Client shall not copy or in any way duplicate the Additional Licensed Software, except for backup procedures. This Agreement may not be assigned, nor may the Additional Licensed Software be sublicensed or otherwise transferred to a third party, or used by Client for the benefit of a third party. The Additional Licensed Software is licensed to Client for use by Client for itself, and its subsidiaries, and affiliates of Client (the term "affiliate" means any entity Controlled by or under common Control with Client. "Control" and its derivatives shall mean the legal, beneficial, or equitable ownership, directly or indirectly, of at least 50% of the aggregate of all voting equity interests in an entity or equity interests having at least 50% of the assets of an entity and, in the case of a partnership, also includes the holding by an entity [or one of its affiliates] of the position of sole general partner).

Under no circumstances shall Client disclose the Additional Licensed Software to, or use the Additional Licensed Software on behalf of, a competitor of Fidelity.

      6.3 Client shall hold the Additional Licensed Software, together with all material and knowledge related thereto obtained by Client, in confidence, and to use reasonable controls to protect the confidential nature of the Additional Licensed Software and such related materials and knowledge. Fidelity shall hold all material and knowledge related to Client obtained by Fidelity pursuant to this Agreement, in confidence, and to use reasonable controls to protect the confidential nature of such material and knowledge.

      6.4 Notwithstanding anything herein to the contrary, the license granted hereunder is granted subject to payment of the license fee for such Additional Licensed Software and to compliance with the terms and conditions of this Exhibit. Fidelity may terminate the license granted hereunder if Client fails to pay the license fee or to comply with such terms and conditions. Upon termination of the license for any reason, Client shall discontinue all use of the Additional Licensed Software and shall either destroy and certify destruction, or return to Fidelity, all copies of the Additional Licensed Software and related documentation which are in Client's control or possession, together with a written certification that it has done so.

7. NONWAIVER OF DEFAULT. Each shipment made shall be treated as a separate transaction, but in the event of any default by Client, Fidelity may decline to make further shipments without in any way affecting Fidelity's right under such Attachment. If, despite any default by Client, Fidelity elects to continue to make shipments, its action shall not constitute a waiver of any prior default by Client or in any way affect Fidelity's legal remedies for any such default.

                                    EXHIBIT J

                                INTERNET HOSTING

For the duration of the Term of the Agreement, Fidelity shall provide hosting services with respect to all products listed in the Internet Hosting Services Offering section of Attachment 1 in accordance with the terms and conditions set forth below.

1.    Fidelity will maintain {****}.

2.    {****}.

3.    {****}.

4.    {****}.

5.    {****}.

6.    {****}.

7.    {****}.

8.    {****}.

9.    {****}.

10.   Client will be responsible for direct customer support and training.

11. Client will be responsible for all communications between Client's facilities and the Hosting Facility.

12. Fidelity will provide redundant Internet service providers in the Hosting Facility.

13.   Performance Standards.

      The parties acknowledge that the following is a list of acceptable time performance standards (the "Performance Standards"). In the event any performance is suspected or deemed to be unacceptable, Fidelity shall research the cause, with Client's reasonable assistance, and will take corrective action (where Fidelity is responsible) or recommend corrective action (where Client is responsible) and initiate action for correction as soon as reasonably practicable.

      Service Level Agreements - Internet Hosting:

      1. {****}.

      2. {****}.

      3. {****}.

      4. {****}.

      5. {****}.

      6. {****}.

      7. {****}.

      8. {****}.

      Failure to Meet Performance Standards. Fidelity shall not be held liable for a delay or failure in performance of all or a portion of the Performance Standards from any cause beyond its control and without its fault or negligence.

                                    EXHIBIT K

                              DASH ATM/EFT SERVICES

For the duration of the Term of the Agreement, Fidelity shall provide ATM/EFT Services in accordance with the terms and conditions set forth below for the fees set forth in Attachment 1.

1. ATM SERVICES.

      1.1 Fidelity shall provide to Client the following "ATM Services" upon installation by Client of its first ATM:

            (a) Fidelity will drive Client's ATMs. Fidelity will provide transaction authorization via an on-line connection between Fidelity's DASH electronic funds transfer network (the "EFT Network") and Client.

            (b) All ATM Services transactions will be switched via an on-line connection between the EFT Network and Client for daily authorization, settlement, posting and reconciliation to Client customer accounts.

            (c) Fidelity's EFT Network will provide "stand-in" transaction processing for off-line transaction authorization via "positive balance file" or "negative card file" process.

            (d) Client's ATM devices will be operated by Fidelity for processing all local "on-us" and "foreign" cardholder transactions. Transactions and settlement will be processed, along with all interchange, surcharge and switch fees and will be funded each business day. All settlement reporting will be made available daily to Client.

            (e) {****}.

            (f) {****}.

            (g) {****}.

      1.2 WARRANTY REGARDING ATM SERVICES. Fidelity will make every reasonable effort to make the ATM Services available twenty-four (24) hours a day, seven
(7) days a week, subject to Fidelity's standard maintenance schedule and scheduled downtime; however, Fidelity cannot and does not guarantee such availability. Accordingly, Fidelity's sole liability to Client or any third party (including customers of Client) for any claims, notwithstanding the form of such claims (e.g., contract, negligence or otherwise), arising out of the delay of, or interruption in the ATM Services provided or to be provided by Fidelity hereunder shall be to use its best efforts to commence or resume the ATM Services as promptly as reasonably practicable.

2. CLIENT OBLIGATIONS. Client shall have the following obligations in connection with the ATM Services:

      2.1 DATA.

            (a) Client is responsible for processing of input data (whether submitted to Fidelity directly or through third parties) to permit reconstruction of such input data, and Client assumes all risk of loss and expense of reconstruction of such input data, except for such loss caused by Fidelity's negligence.

            (b) Client is responsible for storage and retrieval of all Client's reporting data.

            (c) Client is responsible for maintaining all customer cardholder data.

      2.2 USE OF SERVICES.

            (a) Client shall cooperate with Fidelity and provide Fidelity with all necessary information (including but not limited to authorization and access to file layouts necessary to convert the card management system information to Fidelity's EFT Network and other information necessary to convert ATM devices and debit card database information such as device type, location and address) and assistance required for Fidelity to make the ATM Services operational and available to Client.

            (b) Client assumes exclusive responsibility for the content of any instructions it may give to Fidelity, or Fidelity's other EFT Network members, for Client's failure to properly access the ATM Services in the manner prescribed by Fidelity. If the data submitted by Client to Fidelity for processing, whether electronically or otherwise, are incorrect, incomplete, or not in the form required by Fidelity for such data, Client shall pay Fidelity the standard rates in effect at that time for the additional work performed by Fidelity to correct, complete and otherwise prepare data until corrected, completed, and put in proper form by Client. If Client fails to furnish the data to Fidelity in accordance with the schedule and form agreed upon by Fidelity and Client, Fidelity will use its reasonable efforts to reschedule and process Client's work as promptly as possible, but Client shall extend the schedule and to pay for any expenses of Fidelity caused by Client's failure to furnish its data to Fidelity in the form and at the time required.

            (c) Client will use, and will instruct its customers to use, the ATM Services in accordance with the published rules and such reasonable changes to rules as may be established by Fidelity from time to time.

            (d) Except as otherwise contemplated herein or otherwise permitted by Fidelity, Client will use the ATM Services only for its own internal and proper business purposes and will not resell, directly or indirectly, any of the ATM Services or any portion thereof to any third party.

            (e) Client shall not make any alteration, change or modification to any of the computer programs and/or Fidelity supported files and data bases (but not including the Client files) used or provided by Fidelity in connection with providing the ATM Services to Client hereunder, without Fidelity's prior written consent in each instance.

      2.3 SUPPLIES.

            (a) Client will issue ATM cards and VISA Checkcard or MasterCard debit cards.

            (b) Client may request Fidelity to purchase forms or card stock for its use and shall reimburse Fidelity at the rate charged by Fidelity's suppliers plus any tax, freight or amounts in lieu thereof paid or payable in respect to the foregoing, on a pass-through basis.

      2.4 COMMUNICATIONS LINES AND EQUIPMENT.

            (a) Except as otherwise agreed by Fidelity and Client, Client shall be exclusively responsible for and shall pay all installation, monthly and other charges relating to the installation and use of communications lines and equipment in connection with the ATM Services. Fidelity will provide Client with reasonable assistance in trying to resolve any problems relating to the communications lines and equipment used by Client in accessing the ATM Services. Fidelity shall not be responsible for the reliability or continued availability of the communications lines used by Client in accessing the ATM Services.

            (b) All communications equipment, except communications equipment provided to Client by Fidelity, shall be subject to Fidelity's approval, not to be unreasonably withheld.

      2.5 CLIENT EQUIPMENT.

            (a) Concurrently with its signing of the Agreement, Client will notify Fidelity in writing as to the number and location of any and all Client equipment through which Client will initially access the ATM Services ("ATM Equipment").

            (b) Client will supply and maintain all ATM Equipment. Client's maintenance services shall include, but not be limited to, replenishing all cash and supplies required by the ATM Equipment and providing all required preventive and remedial maintenance.

            (c) Client may add additional ATM Equipment to which Fidelity agrees to provide the ATM Services provided that Client gives Fidelity at least ninety
(90) days' prior written notice of the installation and location of such additional ATM equipment and provided that the ATM Services can be provided through such additional ATM Equipment in accordance with Fidelity's then prevailing service offerings and normal procedures.

            (d) The prices to make the ATM Services available to additional ATM Equipment will be in accordance with Fidelity's then-current rates for such equipment.

      2.6 CARD STANDARDS. All access cards issued to Client's customers to activate any equipment through which the ATM Services may be accessed (the "Access Cards") shall conform to the data content, format and encoding specifications specified by Fidelity to Client, in writing, from time to time during the term of the Agreement.

      2.7 ACCESS TO NETWORKS.

            (a) If as part of the ATM Services provided by Fidelity to Client hereunder, Client instructs Fidelity to provide Client with access to networks maintained by Fidelity and/or third parties, Client shall comply with the rules, regulations, procedures, fees, assessments, penalties and other membership duties, obligations and costs of such networks, as from time to time in effect, which are applicable to Client.

            (b) Client will comply with all Fidelity and third party network rules, regulations, procedures and costs relating to settlement, as from time to time in effect during the Term of the Agreement.

            (c) Fidelity may, upon receipt of written instructions from any network to which Fidelity is providing access hereunder, including without limitation a network owned and/or operated by the Fidelity, immediately cease to provide to Client, including Client's customers, access to such network. Fidelity shall use its reasonable efforts to promptly notify Client of such interruption in network access. Client shall indemnify and hold Fidelity harmless from any claims, liabilities or losses, including cost and attorney's fees, resulting from Fidelity's compliance with the written instructions of any network.

      2.8 Client shall indemnify and save harmless Fidelity from any claims, liabilities or losses, including costs and attorneys' fees, resulting from (i) transactions effected with lost, stolen, counterfeit or misused "Access Cards" issued by, or on behalf of, Client to allow customers of Client to access the ATM Services, and/or (ii) actions, omissions or commissions of Client's agents and third party host processors relating to the ATM Services provided that the indemnity provided for in this paragraph shall not be applicable to losses caused by the gross negligence or willful misconduct of Fidelity.

3. LAWS AND GOVERNMENTAL REGULATIONS.

      3.1 Client shall be responsible for compliance with all applicable laws and governmental regulations related to the ATM Services including, without limitation, compliance with error and dispute resolution procedures specified by the Electronic Funds Transfer Act of 1978 and the regulations and interpretations promulgated thereunder (including, without limitation, Regulation E of the Board of Governors of the Federal Reserve System). While Fidelity shall not have any responsibility for compliance with such procedures or otherwise resolving disputes between Client and its customers, Fidelity shall use its reasonable efforts to cause the ATM Services to be in compliance with all applicable laws and governmental regulations.

      3.2 If after the date hereof any modifications to the ATM Services shall be required by law or by any governmental regulatory authority having authority over the business of Client, Fidelity shall, except to the extent such changes may be beyond the capability of the Fidelity switch and/or the Client equipment to implement, conform the ATM Services to be in compliance with such modified laws or governmental regulations. Fidelity may, at its discretion, pass on in whole or in part on an equitable basis to all users the costs of making any such modification to the ATM Services.

4. PERFORMANCE STANDARDS.

      The parties acknowledge that the following is a list of acceptable time performance standards (the "Performance Standards"). In the event any performance is suspected or deemed to be unacceptable, Fidelity shall research the cause, with Client's reasonable assistance, and will take corrective action (where Fidelity is responsible) or recommend corrective action (where Client is responsible) and initiate action for correction as soon as reasonably practicable.

      Service Level Agreements - Dash ATM/EFT Services:

      1. {****}.

      2. {****}.

      3. {****}.

      4. {****}.

      5. {****}.

      6. {****}.

      7. {****}.

      8. {****}.

      9. {****}.

      Failure to Meet Performance Standards. Fidelity shall not be held liable for a delay or failure in performance of all or a portion of the Performance Standards from any cause beyond its control and without its fault or negligence.

                                    EXHIBIT L

                            FORM OF STATEMENT OF WORK

                                 for __________

      This Statement of Work for ______ ("SOW" or "Statement of Work") is entered into as of _________________________, 2004, and is made pursuant to the On-Site Outsourcing Agreement (the "Agreement") between Fidelity Information Services, Inc. ("Fidelity") and Independent Bank Corp. ("CLIENT") dated effective as of November 1 2004. Unless otherwise stated in this Statement of Work, all terms defined in the Agreement shall have the same meaning in this Statement of Work. If there are any conflicts between the provisions of this Statement of Work and the Agreement, the terms of this Statement of Work shall control with respect to the subject matter of this Statement of Work. Fidelity shall provide the Services described below.

1. COMMENCEMENT DATE AND TERM.

      In consideration for CLIENT's payment of the fees set forth below, Fidelity shall provide Services pursuant to this SOW commencing on ___________, 200_ and will continue to provide these Services until ___________, 200_. This SOW shall remain in effect for the duration of the project unless it is terminated for a material default by either party as described in the Agreement.

2. PROJECT DESCRIPTION.

      At the outset of each project, the parties shall generally agree upon the scope and functionality of each enhancement. Thereafter, there will be a ten
(10) day period of review and signoff of enhancement scope and functionality both CLIENT and Fidelity, which will be considered final by both parties after the expiration of ten (10) days, unless otherwise indicated in writing by either party,

3. DELIVERABLES.

      The following items are key deliverables for this Statement of Work:

4. FIDELITY RESPONSIBILITIES.

      Fidelity shall have responsibility for the following:

      4.1 Assignment of an individual who will serve as Fidelity's primary point of contact for all communications with CLIENT with respect to this Statement of Work. Fidelity will provide to CLIENT the name of this individual within five days after execution of this Statement of Work.

      4.2 Communication of time frames for completion of deliverables to be provided by Fidelity.

      4.3 Cooperation and consultation with CLIENT as necessary to enable Fidelity to perform the Services hereunder in a timely manner.

      4.4 Assigning resources who have the skills to fulfill Fidelity's responsibilities under this Statement of Work.

(THIS LISTING SHOULD ACCURATELY DESCRIBE THE RESPONSIBILITY FIDELITY IS UNDERTAKING.)

5. CLIENT RESPONSIBILITIES.

      CLIENT shall have responsibility for the following:

      5.1 Assignment of an individual who will serve as CLIENT's primary point of contact for all communications with Fidelity with respect to this Statement of Work. CLIENT will provide to Fidelity the name of this individual within five days after execution of this Statement of Work.

      5.2 Submission to Fidelity of detailed project requirements for the project and any future projects.

      5.3 Communication of time frames for completion of deliverables to be provided by Fidelity.

      5.4 Cooperation and consultation with Fidelity as necessary to enable Fidelity to perform the Services hereunder in a timely manner.

      5.5 Providing all CLIENT-specific and third party computer-related equipment and software necessary for Fidelity's performance hereunder.

      5.6 If Fidelity is required to use any third party software that is in addition to the third party software already in use by Fidelity, CLIENT shall be solely responsible for providing such third party software at its expense.

      5.7 Obtaining any consents necessary for Fidelity's access to and use of any CLIENT or third party software or systems, at CLIENT's expense, prior to commencement of Services.

      5.8 CLIENT will not unreasonably delay Fidelity's completion of its responsibilities under this SOW.

      5.9 CLIENT will provide timely access to CLIENT resources and information.

      5.10 CLIENT resources will have the skills necessary to fulfill CLIENT's responsibilities under this SOW.

(THIS IS NOT A COMPREHENSIVE LIST. PROJECT-SPECIFIC CLIENT RESPONSIBILITIES MUST BE ADDED.)

6. ACCEPTANCE,

The parties will develop a mutually agreed upon Software enhancement delivery process and timeframe which will follow reasonable project management processes for software development. Following delivery of any enhancement outlined in this SOW, a ten (10) day period of CLIENT testing, analysis, and signoff will occur. Signoff will be considered to occur upon the expiration of the ten (10)-day period, unless otherwise indicated in writing by either party.

7. PROJECT ASSUMPTIONS AND PERFORMANCE RELIEF.

      7.1 Fidelity has made the following assumptions regarding this project.

            (a) All dates referenced in this SOW are subject to change based upon the Project Plan jointly developed by Fidelity and CLIENT, and mutually agreed to by both parties.

            (b) CLIENT resources, as defined in the Project Plan, will be available for the duration of the project. (C) CLIENT has obtained all necessary consents for Fidelity to have access to and use of any proprietary information of CLIENT or any other applicable third parties.

            (d) Fidelity retains all rights to any Fidelity-provided software utilized and developed during this project.

            (e) All deliverables are completed in accordance with this SOW and the Project Plan.

(THIS IS NOT A COMPREHENSIVE LIST. PROJECT-SPECIFIC ASSUMPTIONS SHOULD BE
ADDED.)

      7.2 Fidelity's ability to fulfill its obligations hereunder is at all times subject to: the accuracy of these assumptions; CLIENT fulfilling its obligations; any delays or scope changes caused by CLIENT; and any delays or stoppages due to occurrences beyond Fidelity's control. Fidelity shall be relieved of responsibility to fulfill its obligations pursuant to this SOW if Fidelity's failure to fulfill its obligations is due to problems arising from any of the foregoing.

      7.3 Furthermore, Fidelity shall not be held liable for failure to fulfill its obligations hereunder in the case of:

            (a) Failure of CLIENT to provide adequate specifications and/or requirements;

            (b) Failure of CLIENT to approve a project in a timely fashion; or

            (c) CLIENT growth that exceeds expectations communicated to Fidelity as of the effective date of this SOW.

8. OUT OF SCOPE.

      The following items are out of scope for the purposes of this Statement of
Work:

9. WORK LOCATION.

      The Services described in this SOW shall be provided at _________________ (the "Service Location"). To the extent necessary for Fidelity's performance of Services under this Statement of Work, CLIENT shall provide Fidelity with the following for such times as shall be reasonably necessary for the performance of Fidelity's obligations hereunder:

      9.1 Access to and use of cubical workspace at the Service Location for all Fidelity resources.

      9.2 Access to and use of a workstation for each resource.

      9.3 Access to and use of a telephone (for local and long distance business calling only).

      9.4 Access to and use of an analog phone line to perform remote computer access to Fidelity's home base.

      9.5 Security access to all platforms necessary to perform the tasks.

10. PROJECT COMPLETION.

      Fidelity shall have completed its Services hereunder when_______________.

11. SERVICE FEES.

      The fees applicable to the Services described in this SOW shall be ________________________. CLIENT hereby agrees to pay Fidelity in accordance with Section 4 of the Agreement. Fidelity will begin invoicing CLIENT under this SOW on _______________________________. In addition to the fees referred to above, CLIENT will reimburse Fidelity for actual travel and living expenses incurred by Fidelity personnel providing Services to CLIENT. Fidelity will invoice CLIENT for such expenses, and such expenses will be payable to Fidelity, in accordance with Section 4 of the Agreement.

IN WITNESS WHEREOF, the undersigned duly authorized representatives of the parties have executed this Statement of Work as of the date set forth below.

Fidelity Information Services, Inc.              Independent Bank Corp.

By: ______________________________               By: __________________________

Name: ____________________________               Name: ________________________

Title: ___________________________               Title: _______________________

Date: ____________________________               Date: ________________________

                       SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                             INDEPENDENT BANK CORP.

                                                       REVISED: December 6, 2004
                            AMENDMENT - ATTACHMENT 1

                               ATM/EFT PROCESSING

                               MONTHLY PROCESSING FEES
                      --------------------------------------------
                      1=YES           MONTHLY
                       OR               UNIT               MONTHLY
DESCRIPTION           VOLUME            FEE                  FEE
-------------------  -------          -------              -------
             {****}

                       SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                             INDEPENDENT BANK CORP.

                                                       REVISED: December 6, 2004
                            AMENDMENT - ATTACHMENT 1

                                 EDELIVERY SERVICES

                               MONTHLY PROCESSING FEES
                     ---------------------------------------------
                      1=YES           MONTHLY
                       OR               UNIT               MONTHLY
DESCRIPTION           VOLUME            FEE                  FEE
-------------------  -------          -------              -------
               {****}

                       SERVICE BUREAU PROCESSING AGREEMENT

                    SCHEDULE OF FEES FOR CONTRACTED SERVICES

                             INDEPENDENT BANK CORP.

                                                       REVISED: December 6, 2004
                            AMENDMENT - ATTACHMENT 1

                                 RECAP OF ALL FEES

                               MONTHLY PROCESSING FEES
                     ---------------------------------------------
                      1=YES           MONTHLY
                       OR               UNIT               MONTHLY
DESCRIPTION           VOLUME            FEE                  FEE
-------------------  -------          -------              -------
              {****}